UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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OCLARO, INC.

2560 Junction Avenue

San Jose, California 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on January 14, 2014

To the Stockholders of Oclaro, Inc.:

The annual meeting of stockholders of Oclaro, Inc., a Delaware corporation (Oclaro, we, us or our), will be held on Tuesday, January 14, 2014, at 8:00 a.m., local time, at our corporate headquarters, 2560 Junction Avenue, San Jose, California, for the purpose of considering and voting upon the following matters:

1.	To elect Kendall Cowan and Joel A. Smith III as Class III directors to serve three-year terms and until their successors are duly elected and qualified or until their earlier resignation or removal.

2.	To approve the Fourth Amended and Restated 2001 Long-Term Stock Incentive Plan.

3.	To conduct an advisory vote on the compensation of our named executive officers.

4.	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year; and

5.	To consider two stockholder proposals, if properly presented.

The stockholders will also act on such other business as may properly come before the annual meeting, including any postponements or adjournments thereof. Our board of directors has no knowledge of any other business to be transacted at the annual meeting.

The proxy statement accompanying this notice describes each of these items of business in detail. We are enclosing a copy of our Annual Report on Form 10-K for the fiscal year ended June 29, 2013 with the proxy statement that accompanies this notice of meeting. The Annual Report on Form 10-K for the fiscal year ended June 29, 2013 contains consolidated financial statements and other information of interest to you. Holders of record of our common stock at the close of business on November 25, 2013 are entitled to receive this notice and to vote at the annual meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. We encourage you to attend the annual meeting in person. However, in order to make sure that you are represented at the annual meeting, we urge you to vote your shares over the Internet or by telephone as provided in the instructions set forth on the proxy card, or complete, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.

By order of the Board of Directors,

/s/ Marissa Peterson
Marissa Peterson
Chair of the Board of Directors

November 26, 2013

OCLARO, INC.

Proxy Statement for the Annual Meeting of Stockholders

i

OCLARO, INC.

Proxy Statement for the Annual Meeting of Stockholders

To Be Held on January 14, 2014

This proxy statement is furnished to you in connection with the solicitation of proxies by our board of directors (the Board) for the 2013 annual meeting of stockholders (the Annual Meeting) to be held on Tuesday, January 14, 2014 at 8:00 a.m., local time, at our corporate headquarters, 2560 Junction Avenue, San Jose, California, including any postponements or adjournments thereof. The notice of the Annual Meeting, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended June 29, 2013 (the 2013 Annual Report), which includes our audited financial statements for the fiscal year ended June 29, 2013 (fiscal year 2013), and the enclosed proxy card are first being mailed to stockholders on or about December 3, 2013.

We have elected to provide access to our proxy materials over the Internet. Accordingly, on or about December 3, 2013, we are sending a Notice Regarding the Availability of Proxy Materials (Notice) to certain of our stockholders of record, and we are sending a paper copy of the proxy materials and proxy card to other stockholders of record who we believe would prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice. Stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice.

Important Notice Regarding the Availability of Proxy Materials for the

2013 Annual Meeting of Stockholders to be Held on January 14, 2014

This proxy statement and our 2013 Annual Report are available for viewing, printing and downloading at www.proxyvote.com.

You can also find this proxy statement and our 2013 Annual Report on the Internet at our website at www.oclaro.com or through the Securities and Exchange Commission’s electronic data system, called EDGAR, at www.sec.gov . You may also obtain a copy of our 2013 Annual Report, as filed with the Securities and Exchange Commission (which we sometimes refer to herein as the Commission) without charge as provided in the Notice or upon written request to Oclaro, Inc., 2560 Junction Avenue, San Jose, California, 95134, Attn: Stock Administrator. We will provide the 2013 Annual Report without exhibits unless you specify in writing that you are requesting copies of the exhibits.

Certain documents referenced in this proxy statement are available on our website at www.oclaro.com . We are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

Voting Your Shares and Revocation of Proxies

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy.

The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy, and (2) for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder and you are viewing this proxy statement on the Internet, you may vote by submitting a proxy over the Internet by following the instructions on the website referred to in the Notice previously mailed to you. If you hold your shares of common stock as a record holder and you are reviewing a paper copy of this proxy statement, you may vote your shares by completing, dating and signing the proxy card that was included with the proxy statement and promptly returning it in the preaddressed, postage paid envelope provided to you, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of common stock in “street name”, which means your shares are held of record by a broker, bank or nominee, you will receive a Notice from your broker, bank or nominee that includes instructions on how to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may request paper copies of the proxy statement and proxy card from your broker, bank or nominee by following the instructions on the Notice provided by your broker, bank or nominee.

The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on January 13, 2014. If you vote through the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by you. If you vote by Internet or telephone, then you need not return a written proxy card by mail.

Your vote is very important. You should submit your proxy even if you plan to attend the Annual Meeting.

All shares held by stockholders who are entitled to vote and who are represented at the Annual Meeting by properly submitted proxies received before the polls are closed at the Annual Meeting will be voted in accordance with the instructions indicated on the proxy card, unless such proxy is properly revoked prior to the vote being taken on the matter submitted to the stockholders at the Annual Meeting.

A proxy may be revoked and your vote changed in advance of the Annual Meeting. If you are a stockholder of record, you can change your vote and revoke your proxy at any time before the vote is taken at the Annual Meeting by doing any one of the following:

•	filing with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a later dated proxy relating to the same shares and delivering it to our corporate secretary before the taking of the vote;

•	accessing the Internet and following the instructions for voting by Internet that appear on the enclosed proxy card;

•	following the instructions that appear on the enclosed proxy card for voting by telephone; or

•	attending the Annual Meeting and voting in person. Attendance at the Annual Meeting, if a stockholder does not vote, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Oclaro, Inc., 2560 Junction Avenue, San Jose, California 95134, Attention: Corporate Secretary. If your shares are held in street name, you must follow the instructions of your broker, bank or nominee to revoke a previously given proxy.

If a proxy card does not specify how the proxy is to be voted with respect to:

•	the election of the two nominated Class III directors for a three year term, the shares will be voted “FOR” the election of the two nominated Class III directors;

•	the approval of the Fourth Amended and Restated 2001 Long-Term Stock Incentive Plan, the shares will be voted “FOR” the approval of the plan;

•	the advisory vote on the compensation of our named executive officers, the shares will be voted “FOR” the approval of the compensation of our named executive officers;

•	the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year, the shares will be voted “FOR” the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year; and

•	the stockholder proposals, the shares will be voted “AGAINST” the stockholder proposals.

By submitting a proxy (whether by telephone, over the Internet or by signing a proxy card), you are conferring discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. The Board does not know of any other matters that may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, including consideration of a motion to adjourn the Annual Meeting to another time or place (including for the purpose of soliciting additional proxies), the persons named in the proxy will exercise their judgment in deciding how to vote, or otherwise act, at the Annual Meeting with respect to that matter or proposal.

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

Attendance at the Annual Meeting

Only holders of our common stock as of the record date for the Annual Meeting, their proxy holders, and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and photo identification to the Annual Meeting. For example, you could bring an account statement showing that you beneficially owned shares of our common stock as of the record date as acceptable proof of ownership. You must also contact your broker and follow their instructions in order to vote your shares at the Annual Meeting. You may not vote your shares at the Annual Meeting unless you have first followed the procedures outlined by your broker.

Stockholders Entitled to Vote

The Board fixed November 25, 2013 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. On November 25, 2013, there were 93,181,672 shares of our common stock outstanding and entitled to vote. Each share of common stock will have one vote for each matter to be voted upon at the Annual Meeting.

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and at our corporate headquarters during regular business hours for a period of no less than ten days prior to the Annual Meeting.

Votes Required

The holders of at least a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock present in person or represented by proxy, including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a broker indicates on its proxy that it does not have discretionary voting authority to vote shares for which it is the holder of record at the Annual Meeting, the shares will still be counted in determining whether a quorum is present.

Brokers or other nominees who hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of matters which are “non-routine,” without specific instructions from the beneficial owner. Only the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year is considered to be a “routine” matter. Accordingly, we do not expect “broker non-votes” on that proposal. The other proposals to be voted on at the Annual Meeting are not considered routine matters, and without your instruction, your broker cannot vote your shares. Accordingly, we expect “broker non-votes” on these proposals.

If the shares you own are held in “street name,” the bank, brokerage firm or nominee, as the record holder of your shares, is required to vote your shares in accordance with your instructions. In order to vote your shares held in “street name,” you will need to follow the directions that your bank, brokerage firm or nominee provides you. If you desire to vote your shares held in “street name” at the Annual Meeting by proxy, you will need to obtain a proxy card from the holder of record.

On all matters, each share has one vote. Directors are elected by a plurality vote. Therefore, the nominees for the two director seats who receive the most affirmative votes of shares outstanding as of the record date that are present in person or represented by proxy at the Annual Meeting will be elected to serve as directors. With respect to the proposal regarding the election of our directors, neither “broker non-votes” nor abstentions have the effect of votes “AGAINST” such proposal. For the other proposals to be approved , our bylaws require the affirmative vote of the holders of a majority of the shares as of the record date that are present in person or represented by proxy at the Annual Meeting and voting on these matters. “Broker non-votes” and abstentions are not included in the tabulation of the voting results and, accordingly, they do not have the effect of votes “AGAINST” such proposals.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of shares of our common stock beneficially owned as of October 1, 2013 by each entity or person who is known to us to own five percent or more of our common stock, each director, each executive officer listed in the Fiscal Year 2013 Summary Compensation Table below, and all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Commission. Except as indicated by footnote, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Shares of our common stock issuable pursuant to options to purchase or other rights to acquire shares of common stock that are exercisable within 60 days of October 1, 2013 are deemed to be beneficially owned by the person holding such options for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. Applicable percentage of beneficial ownership is based on 92,873,320 shares of our common stock outstanding as of October 1, 2013. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

The address of each of our executive officers and directors is c/o Oclaro, Inc., 2560 Junction Avenue, San Jose, California 95134.

Beneficial Owner	Number of Shares	Percentage of Total
5% Stockholders
Hitachi, Ltd. (1) 6-6 Marunouchi 1-chome, Chiyoda-ku Tokyo 100-8280, Japan	12,113,150	13.0%
Kopp Investment Advisors, LLC and affiliated persons (2) 8400 Normandale Lake Boulevard, Suite 1450 Bloomington, MN. 55437	8,724,242	9.4%
Goldman Sachs Asset Management (3) 200 West Street New York, NY. 10282	8,127,933	8.8%
Executive Officers and Directors
Jerry Turin (4)	374,737	1.0%
Terry Unter (5)	273,535	*
Kate Rundle (6)	266,469	*
Jim Haynes (7)	433,257	*
Harry Bosco (8)	663,774	*
Edward Collins (9)	93,510	*
Kendall Cowan (10)	81,984	*
Greg Dougherty (11)	97,398	*
Lori Holland (12)	104,827	*
David Lee (13)	2,802,548	3.0%
Marissa Peterson (14)	72,846	*
Joel A. Smith, III (15)	104,068	*
William L. Smith (16)	43,918	*
Alain Couder (17)	932,794	*
All executive officers and directors as a group (17 persons) (18)	7,005,000	7.5%

*	less than 1%
(1)	This information is based on a Schedule 13G filed with the Commission on July 27, 2012 by Hitachi, Ltd., and may not be current as of October 1, 2013.
(2)	This information is based on a Schedule 13D/A filed with the SEC on September 20, 2013 by Kopp Investment Advisors, LLC, or KIA. KIA is the beneficial owner of 8,592,517 shares of our common stock owned by KIA’s clients and held in discretionary accounts managed by KIA. Kopp Holding Company, LLC is the parent of KIA and indirect beneficial owner of the shares beneficially owned by KIA. LeRoy C. Kopp may be deemed to beneficially own a total of 8,724,242 shares, including the shares indirectly beneficially owned by Kopp Holding Company (by virtue of his position as the control person of Kopp Holding Company), shares held in the Kopp Family Foundation, a 501(c)(3) corporation for which he serves as a director, and shares held in his wife’s individual retirement account. KIA, Kopp Holding Company and Mr. Kopp may each be deemed to have shared voting power and shared dispositive power with respect to 8,592,517 and 5,317,242 shares of our common stock, respectively. Mr. Kopp has the sole power to dispose of 3,407,000 shares. This information may not be current as of October 1, 2013.
(3)	This information is based on a Schedule 13G filed with the Commission on February 14, 2013 by Goldman Sachs Asset Management, L.P. ( “GSAM”) and GS Investment Strategies, LLC (“GSIS”), each an operating unit of The Goldman Sachs Group, Inc. Pursuant to the filing, GSAM and GSIS, each an investment adviser, report that they have shared voting and dispositive power over 8,127,933 shares. This information may not be current as of October 1, 2013.
(4)	Represents 187,188 shares beneficially owned by Mr. Turin and 187,549 shares issuable pursuant to options exercisable within 60 days of October 1, 2013. Mr. Turin resigned as our Chief Financial Officer effective on November 8, 2013.
(5)	Represents 225,913 shares beneficially owned by Dr. Unter, 3,230 shares beneficially owned by a trust for which Dr. Unter is trustee, and 47,622 shares issuable pursuant to options exercisable within 60 days of October 1, 2013.

(6)	Represents 180,674 shares beneficially owned by Ms. Rundle and 85,975 shares issuable pursuant to options exercisable within 60 days of October 1, 2013.
(7)	Represents 219,357 shares beneficially owned by Mr. Haynes and 213,900 shares issuable pursuant to options exercisable within 60 days of October 1, 2013.
(8)	Represents 128,274 shares beneficially owned by Mr. Bosco and 535,500 shares issuable pursuant to options exercisable within 60 days of October 1, 2013. Mr. Bosco is not standing for re-election to the Board of Directors.
(9)	Represents 57,731 shares beneficially owned by Mr. Collins and 35,779 shares issuable pursuant to options exercisable within 60 days of October 1, 2013.
(10)	Represents 81,984 shares beneficially owned by Mr. Cowan.
(11)	Represents 58,604 shares beneficially owned by Mr. Dougherty and 38,794 shares issuable pursuant to options exercisable within 60 days of October 1, 2013.
(12)	Represents 62,731 shares beneficially owned by Ms. Holland and 42,096 shares issuable pursuant to options exercisable within 60 days of October 1, 2013.
(13)	Dr. David Lee is a managing member of Clarity GenPar, LLC, the general partner of Clarity Partners, L.P. (Clarity Partners), which is the managing member of Clarity Opnext Holdings II, LLC (Clarity II). As such, he may be deemed to be the beneficial owner of the shares held by Clarity Partners and Clarity II, the beneficial ownership of which he disclaims except to the extent of his pecuniary interest therein. The total shares reported in this table represent 80,641 shares beneficially owned by Dr. Lee, 1,776,227 shares owned by Clarity Partners in its own name and 945,680 shares held in Clarity II’s name. The address of Clarity Partners and Clarity II is 100 North Crescent Drive, Beverly Hills, California 90210. Mr. Lee is not standing for re-election to the Board of Directors.
(14)	Represents 55,800 shares beneficially owned by Ms. Peterson and 17,046 shares issuable pursuant to options exercisable within 60 days of October 1, 2013.
(15)	Represents 65,911 shares beneficially owned by Mr. Smith individually, 86 shares beneficially owned by his spouse and 38,071 shares issuable pursuant to options exercisable within 60 days of October 1, 2013.
(16)	Represents 43,918 shares beneficially owned by Mr. Smith.
(17)	Represents 353,970 shares beneficially owned by Mr. Couder and 579,004 shares issuable pursuant to options exercisable within 60 days of October 1, 2013. Mr. Couder resigned as our CEO effective June 6, 2013 and as a member of our Board of Directors effective as of July 12, 2013.
(18)	Includes 392,357 shares beneficially owned by executive officers that are not named executive officers and 266,797 shares issuable pursuant to options held by such executive officers exercisable within 60 days of October 1, 2013.

Forward-Looking Statements

This proxy statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those set forth in the statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements involve significant risks and uncertainties, including those mentioned in the risk factors in our Quarterly Report on Form 10-Q for the three months ended September 28, 2013 filed with the SEC, and actual results may vary materially.

PROPOSAL 1

ELECTION OF CLASS III DIRECTORS

We have three classes of directors, currently consisting of three Class I directors, three Class II directors and, after the upcoming annual meeting, two Class III directors. The Class I, Class II and Class III directors serve until the annual meeting of stockholders to be held in 2014, 2015, and 2013 respectively, or until their respective successors are elected and qualified. At each annual meeting, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. Joel A. Smith III is currently serving as Class III director. Kendall Cowan is currently serving as a Class II director.

Upon the recommendation of our nominating and corporate governance committee, the Board has nominated Mr. Cowan and Mr. Smith for re-election to serve as Class III directors. If Mr. Cowan and Mr. Smith are elected this year, they will be elected to serve as members of the Board until the 2016 annual meeting of stockholders, or until their successors are elected and qualified. Mr. Cowan and Mr. Smith have each indicated their willingness to serve on the Board, if elected; however, if any of them should be unable to serve, the person empowered to act pursuant to a validly submitted proxy may vote the proxy for a substitute nominee designated by the Board. The Board has no reason to believe that Mr. Cowan or Mr. Smith would be unable to serve if elected. Proxies cannot be voted for a greater number of persons than the number of nominees named above.

For each member of the Board and person nominated to become a director there follows information given by each concerning his or her principal occupation and business experience for at least the past five years, the names of other public reporting companies of which he or she serves, or has during the past five years served, as a director and his or her age and length of service as one of our directors. In addition, for each director and person nominated to become a director, there follows information regarding the specific experience, qualifications, attributes or skills that led to the conclusion of the Board that the person should serve as a director. There are no family relationships among any of our directors and executive officers. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. Other than as disclosed in the registration statement on Form S-4 (File No. 333-181254) filed by us with the Commission relating to the appointment of former Opnext directors to the Board in connection with our acquisition of Opnext, no arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Board Recommendation

The Board believes that the election of Kendall Cowan and Joel A. Smith III to serve as Class III directors is in the best interests of Oclaro and our stockholders and, therefore, unanimously recommends that the stockholders vote “FOR” the election of the nominees.

Class III Directors — Nominees for Election to the Board at the Annual Meeting

Kendall Cowan, 59, has served as a director of Oclaro since July 2012. Prior to Oclaro, Mr. Cowan served on Opnext’s Board of Directors from March 2007 through July 2012. Mr. Cowan has served as Chairman and Chief Executive Officer of The Cowan Group, LLC, an investment and consulting firm, since January 2000, and Chairman and Chief Executive Officer of Cowan Holdings, Inc., since October 2006. Mr. Cowan is also a shareholder and board member of several privately owned businesses. In addition, Mr. Cowan currently serves as a board member of Lea County Bancshares, Inc., and served as a board member and chairman of the audit committee of DBSD North America, Inc., a provider of satellite and terrestrial wireless service, from 2006 until March 2012. Mr. Cowan was the Chief Financial Officer of Alamosa Holdings, Inc., a wireless telephone network operator, from December 1999 until February 2006, and he served on the Board from April 2003 to February 2006. He became a partner in an international public accounting firm in 1983, and from January 1986 until September 1993 he was a partner at Coopers & Lybrand. Mr. Cowan received his Bachelor’s in Business Administration in accounting in 1976 from Texas Tech University. He is a Certified Public Accountant and a member of both the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. Mr. Cowan brings significant financial management and financial disclosure experience, as well as significant knowledge of Opnext’s history and experiences to the Board. Mr. Cowan also brings to the Board his extensive knowledge in the areas of finance, management, financial reporting, and controls and experience as a leader of a well-respected telecommunications company and as a partner at a large international public accounting firm. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Cowan should serve as a director.

Joel A. Smith III, 68 has served as a director since April 2009 and served as lead independent director of Oclaro between July 2011 and June 2013. Prior to Oclaro, Mr. Smith served as a director of Avanex Corporation from December 1999 to April 2009, when Avanex and Bookham merged to create Oclaro. Mr. Smith was the Dean of the Darla Moore School of Business of the University of South Carolina from October 2000 to December 2007. Previously, Mr. Smith served as the President of Bank of America East, a financial institution, from October 1998 to September 2000. From July 1991 to October 1998, Mr. Smith served as President of Nations Bank Carolinas, a financial institution. Mr. Smith earned a bachelor’s degree in political science and economics from the University of the South. Mr. Smith brings significant financial management and financial disclosure experience, as well as significant knowledge of Avanex’s history and experiences to the Board. Mr. Smith brings to the Board his extensive knowledge in the areas of finance, management, financial reporting, and controls and experience as a leader of large, well-respected financial institutions. Mr. Smith also brings to the Board significant experience in corporate governance matters, which gives him the ability to assist in governance decisions and related responsibilities. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Smith should serve as a director.

Class I Directors — Terms Expiring 2014

Edward Collins, 71, has served as a director of Oclaro since May 2008. From 1995 to the present, Mr. Collins has served as the Managing Director and a Partner at ChinaVest Group, a private equity group investing in China. In connection with the winding up of ChinaVest V, LP, he is Chairman and CEO of Phoenix Liquidation, Inc. In addition, from 2007 to 2010, Mr. Collins served as Chairman, and is currently a director, of California Bank of Commerce. From 1999 to 2011 he served as chairman of the audit committee of TFC – the Taiwan Greater China Fund, listed on the NYSE. He is presently a director and chairman of the audit committee of the successor to TFC, the Shelton Greater China Fund. From 1988 to 1994, Mr. Collins was a partner at the law firm of McCutchen, Doyle, Brown, & Enersen, where he was responsible for the Greater China practice. He has served as counsel to various investment groups, banks and manufacturing companies in Hong Kong and Taiwan, and is a member of the State Bar of California. Mr. Collins also serves as non-executive Chairman of Branded Spirits, Ltd., a privately held company that sells wine and branded spirits in China, Hong Kong and Macau and of MedioStream, Inc., a software company since 2001. Since 2012 Mr. Collins has been Senior Counsel with the international law firm White and Case. With his many years of experience in the private equity industry, Mr. Collins brings to our Board in-depth knowledge of finance and strategic investment strategy. Mr. Collins’ experience and training as a practicing attorney also enables him to bring valuable insights to the Board, including his thorough understanding of the legal risk of our business. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Collins should serve as a director.

Lori Holland, 55, has served as a director of Oclaro since September 2004. Ms. Holland previously served as a director of Oclaro’s predecessor, Bookham Technology plc, from April 1999 until September 2004. Ms. Holland has more than 25 years of experience in senior finance leadership roles with high-technology companies. She served as the CFO of Read-Rite Corporation, a publicly-traded supplier of magnetic recording heads, from 1990 to 1995. She also served as the CFO of technology companies NeoMagic Corporation from 1995 to 1996 and Zaffire, Inc. from 1999 to 2000. Ms. Holland served as a director and audit committee member of Credence Systems Corporation, a publicly-traded test equipment supplier, from September 2004 until August 2008 when Credence merged with LTX Corporation. Ms. Holland served as a director, audit committee member and nominating and corporate governance committee member of LTX-Credence Corporation with service ending December 2011. From June 2005 to December 2006, Ms. Holland served on the Board of Directors of WiderThan, a Korean company listed on the NASDAQ National Market. Ms. Holland also served as a director and chair of the audit committee, and was a member of the nominating and governance and compensation committees of Apache Design Solutions from January 2011 through July 2011, when the company was sold to Ansys and the entire Apache Board resigned. Ms. Holland earned a bachelor’s degree in economics from California Polytechnic State University and completed the Stanford Executive MBA program in 1993. Ms. Holland brings significant financial management and financial disclosure experience, as well as significant knowledge of our history and experiences to the Board. Ms. Holland brings to the Board her extensive knowledge in the areas of accounting, financial reporting and controls, and experience as a leader of several technology companies. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Ms. Holland should serve as a director.

William L. Smith, 56, has served as a director of Oclaro since July 2012. Prior to Oclaro, Mr. Smith served on Opnext’s Board of Directors from April 2009 to July 2012. Mr. Smith has been at AT&T since February 1979, and since January 2010 has served as President, AT&T Network Operations, where he is responsible for all network-related operations across AT&T’s global service footprint, including network planning and engineering, AT&T’s global network operations center, mobility and wireline central offices, undersea cable infrastructure, construction and engineering with wireless field operations, core installation and maintenance, U-verse field operations and customer care centers. From March 2008 to January 2010, Mr. Smith was President, Local Network Operations at AT&T, where he was responsible for all local network-related operations across AT&T’s domestic footprint. From October 2007 to March 2008, Mr. Smith was AT&T’s Executive Vice President — Shared Services, in charge of mass market and enterprise operations, corporate real estate, procurement, regional wireline planning, and business planning and integration, and from January 2007 to October 2007 he served as AT&T’s Senior Vice President of Network Operations in the Southeast. Before AT&T’s acquisition of BellSouth Corporation in December 2006, Mr. Smith served as Chief Technology Officer for BellSouth from 2001 until December 2006, responsible for setting the overall technology direction for BellSouth’s core infrastructure. In that position, he was responsible for network and operations technology, internet protocol applications, next generation strategy, and BellSouth Entertainment, LLC. Mr. Smith graduated with honors from North Carolina State University at Raleigh in 1979, and is on the board of advisors of its graduate school. He is the former chairman of the board of the Make a Wish Foundation of Georgia and Alabama and has served on several other non-profit boards. With Mr. Smith’s previous service as a director of Opnext, he brings to the Board extensive knowledge of our business, operations, products and industry. In addition, his more than three decades of service in various management and executive positions at a large, international telecommunications company enables Mr. Smith to make a significant contribution in his role as director, especially with respect to the operational and strategic issues we encounter. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Smith should serve as a director.

Class II Directors — Terms Expiring 2015

Greg Dougherty, 53, has served as Chief Executive Officer of Oclaro since June 2013 and has served as a director of Oclaro since April 2009. Prior to Oclaro, Mr. Dougherty served as a director of Avanex Corporation a leading global provider of Intelligent Photonic solutions ™ from April 2005 to April 2009, when Avanex and Bookham merged to create Oclaro. Mr. Dougherty also served as a director of Picarro, Inc., a manufacturer of ultra-sensitive gas spectroscopy equipment using laser-based technology, from October 2002 to July 2013 He also served on the board of directors of the Ronald McDonald House at Stanford from January 2004 to December 2009. From February 2001 until September 2002, Mr. Dougherty was the Chief Operating Officer at JDS Uniphase Corporation (JDS), an optical technology company. Prior to JDS he was the Chief Operating Officer of SDL, Inc., from March 1997 to February 2001 when they were acquired by JDS. From 1989 to 1997, Mr. Dougherty was the Director of Product Management and Marketing at Lucent Technologies Microelectronics in the Optoelectronics Strategic Business Unit. Mr. Dougherty received a B.Sc. degree in Optics in 1983 from the University of Rochester. Mr. Dougherty brings significant leadership, operations, sales, marketing and general management experience to the Board. Mr. Dougherty provides the Board with valuable insight into management’s perspective with respect to our operations. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Dougherty should serve as a director.

Marissa Peterson, 51, was elected Chair of the Board of Directors in June 2013 and has served as a director of Oclaro since July 2011. She currently runs an executive coaching and management consulting practice. Ms. Peterson was formerly Executive Vice President, Worldwide Operations, Services and Customer Advocacy for Sun Microsystems Inc., a seller of computers, computer components, computer software, and information technology services until her retirement in 2005 after 17 years with the company. From August 2008 to the present, Ms. Peterson has served as a director of Humana Inc., a healthcare provider, and is currently a member of their nominating and corporate governance and organization and compensation committees. From August 2006 to the present, she has served as a director for Ansell Limited, a public company listed on the Australia Stock Exchange and is a global leader in healthcare safety and protection solutions, where she is currently a member of the audit and compliance committee and chairperson of the risk committee. In addition, Ms. Peterson currently serves as a director of Quantros, Inc., a software and services provider of data management, decision support analytics, and clinical business intelligence solutions to the healthcare industry. She previously served as a director of Supervalu Inc. and the Lucile Packard Children’s Hospital at Stanford, and served on the board of trustees of Kettering University. Ms. Peterson has received the distinction of being an NACD (National Association of Corporate Directors) Board Leadership Fellow. She earned an M.B.A. from Harvard University, and an honorary doctorate of management and a B.S. in mechanical engineering from Kettering University. Ms. Peterson brings to the Board her extensive knowledge in the areas of operations, management, and customer relations, as well as experience as a senior executive of a large, complex and well-respected technology company. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Ms. Peterson should serve as a director.

Executive Officers

Greg Dougherty, see “Class II Directors — Terms Expiring 2015” above.

Dr. Terence Unter 61, has served as Oclaro’s Chief Operating Officer since May 2012. From February 2011 to May 2012, Dr. Unter served as President and General Manager, Optical Networks Solutions at Oclaro. He previously served as Executive Vice President of Oclaro’s Transport Systems Solutions division from July 2010 to January 2011. From February 2004 to July 2010, Dr. Unter was President and CEO of Mintera Corporation, a privately-held leader in high-performance optical transport sub-systems solutions, which was acquired by Oclaro in July 2010. Prior to joining Mintera, Dr. Unter was Chief Operating Officer at Corvis Corporation, a leading provider of intelligent optical network solutions. Before joining Corvis, Dr. Unter held a number of executive management positions at companies in the communications industry including Alcatel, where he was responsible for managing the creation of Alcatel’s “Optronics” subsidiary and for which he managed a semiconductor joint venture in China. In the early part of his career, Dr. Unter held various engineering, management and operations positions with Northern Telecom, Alcatel Mietec and Sprague Electric. Dr. Unter holds B.Sc. (honors) and Ph.D. degrees in electronic engineering from the University of Southampton, U.K.

Kate Rundle, 56, has served as our Executive Vice President, General Counsel and Corporate Secretary since November 2007. Prior to joining Oclaro, from February 2006 to May 2007, Ms. Rundle was Vice President, General Counsel and Corporate Secretary of MIPS, Inc., a publicly-traded semiconductor technology licensing company. Ms. Rundle also worked at Sun Microsystems from 1997 to 2006, holding a number of positions including Senior Director responsible for the worldwide legal support of the company’s marketing organization. Earlier in her career, Ms. Rundle was IP Counsel for The 3DO Company and worked at the law firm of Wilson, Sonsini, Goodrich & Rosati. Ms. Rundle earned her B.A., magna cum laude, in sociology and political science from the University of California, Berkeley and her J.D. from the University of California, Hastings College of the Law.

James Haynes, 51, has served as President of Oclaro’s Integrated Photonics business since September 2013. From January 2012 to September 2013 as President, Global Business From January 2011 to January 2012 he served as President and General Manager of our Phototonics components business. From March 2005 to January 2011 he served as our Chief Operating Officer. From August 2004 to March 2005, Mr. Haynes was the Officer Vice President, U.K. Operations, of Bookham Technology plc. From June 2003 to August 2004, Mr. Haynes served as Vice President Operations and Site Leader, Caswell for Bookham. From December 2000 to June 2003, Mr. Haynes served as Chief Operating Officer of Agility Communications, Inc., a tunable laser company. From 1998 to December 2000, Mr. Haynes served as Director of Technology of Nortel Networks Corporation. Mr. Haynes received his B.Sc. (Hons) in materials science and technology from Swansea University, Wales.

Peter J. Mangan, 54, has served as our Chief Financial Officer, since November 11, 2013. Prior to November 11, 2013, Mr. Mangan served as our vice president of corporate finance since May 2012. Since joining Oclaro, Mr. Mangan has been responsible for the global operations finance team and recently the corporate accounting and tax group. From February 2008 to May 2012, Mr. Mangan was the chief financial officer at Trident Microsystems, a public fabless semiconductor company that sold television and set top box integrated circuits. Trident filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code on January 4, 2012. Prior to Trident, Mr. Mangan worked in a wide range of finance positions with leading companies including AMD, FormFactor, Spansion, Asyst Technologies, and Sun Microsystems. He holds a bachelor’s degree in Business Economics from University of California, Santa Barbara.

Director Compensation

Fiscal year 2013

The Board believes that providing competitive compensation is necessary to attract and retain qualified non-employee directors. In fiscal year 2013, each of our non-employee directors received an annual retainer of $40,000, except the current Chair who received $100,000 beginning June 2013. Our previous board Chair, Mr. Couder, did not receive any compensation for serving in this role as he was our Chief Executive Officer until he resigned in June 2013. Other compensation (as described below) for meetings in excess of five in-person meetings and four telephonic meetings per year. In addition, the Chair received a one-time payment of $15,000 in consideration of transitional services provided to the Company. Additional compensation consisted of $1,000 for each additional in-person meeting during the year and $500 for each additional telephonic meeting lasting less than two hours and $1,000 for each additional telephonic meeting lasting two or more hours during the year. The lead independent director received an additional annual retainer of approximately $10,000 until the independent Chair was appointed in June 2013. The current board Chair received an annual retainer of $60,000 adjusted pro rata from her appointment date. The Chair of the audit committee received an additional annual retainer of $37,000, the chairs of the compensation committee received an additional annual aggregate retainer of $18,000 and the chairman of the nominating and corporate governance committee received an additional annual retainer of $16,500. Each member of the audit committee received an additional $10,000 for up to eight meetings and was entitled to receive additional compensation (as described above) for additional meetings during the year. Each member of the compensation committee received an additional $7,000 for up to eight meetings and was entitled to receive additional compensation (as described above) for additional meetings during the year. Each member of the nominating and corporate governance committee received an additional $5,000 for up to six meetings and was entitled to receive additional compensation (as described above) for additional meetings during the year. We reimbursed directors for reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

Pursuant to a resolution adopted by the Board, on the date of our 2012 annual meeting of stockholders, each non-employee director was granted 43,918 shares of restricted stock, provided that the director was serving as a director both immediately before and immediately after the 2012 annual meeting of stockholders. Such restricted stock vests as to all of the underlying shares on the first anniversary of the date of grants, and will vest in full upon a change of control of Oclaro.

Fiscal Year 2014

At a meeting held on July 24, 2013, the Board decided to retain our current non-employee director compensation arrangements for fiscal year 2014. In fiscal year 2014, the annual retainer for each of our non-employee directors will be $40,000, with the same additional compensation as in fiscal year 2013 described above (except we no longer have a lead Director). On the date of the Annual Meeting, subject to stockholder approval of an incentive plan to be presented to stockholders at the Annual Meetings, each non-employee director will be granted a restricted stock grant of 5,000 shares plus a number of shares with a value equal to $100,000 divided by the average closing stock price for the 30 days ending on the date of the Annual Meeting. The qualification and vesting terms of such award will be the same as those for the restricted stock granted in fiscal year 2013. In our discretion, we may grant additional equity awards to our non-employee directors under our stock incentive plans.

Director Compensation Table

The following table sets forth information concerning the compensation of our non-employee directors for fiscal year 2013:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)		Option Awards($)	All Other Compensation($)	Total ($)
Edward B. Collins	$66,250	$87,397	(3)	—	—	$153,647
Lori Holland	$104,250	$87,397	(3)	—	—	$191,647
Marissa Peterson	$81,815	$87,397	(3)	—	—	$169,212
Joel A. Smith III	$75,972	$87,397	(3)	—	—	$163,369
Harry Bosco (4)	$42,500	$87,397	(3)	—	—	$129,897
David Lee (5)	$47,750	$87,397	(3)	—	—	$135,147
William L. Smith	$46,750	$87,397	(3)	—	—	$134,147
Kendall Cowan	$56,937	$87,397	(3)	—	—	$144,334

(1)	Compensation information for Messrs. Couder and Dougherty is set forth below under “Compensation Discussion and Analysis” and the corresponding compensation tables, footnotes and narratives.
(2)	The amounts in this column reflect the grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (ASC 718), of grants of restricted stock awards made during the fiscal year ended June 29, 2013. There can be no assurance that the ASC 718 amounts will ever be realized. The assumptions we used to calculate these amounts are included in Note 12 to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended June 29, 2013 (the “Annual Report”). The restricted stock awards vest as to 100% of the shares subject to the restricted stock awards one year following the date of grant.
(3)	Consists of the grant date fair value, computed in accordance with ASC 718, of $87,397 for a restricted stock award granted on October 30, 2012.
(4)	Mr. Bosco is not standing for re-election to the Board of Directors.
(5)	Mr. Lee is not standing for re-election to the Board of Directors.

Outstanding Stock Options and Stock Awards Held by Directors

The following table summarizes the number of outstanding stock awards and option awards held by each of our non-employee directors as of the end of fiscal year 2013.

Name	Stock Awards (1)	Option Awards (2)
Harry Bosco (3)	43,918	535,500
Edward B. Collins	43,918	35,779
Kendall Cowan	43,918	38,066
Lori Holland	43,918	42,096
David Lee (4)	43,918	—
Marissa Peterson	43,918	17,046
Joel A. Smith III	43,918	38,071
William L. Smith	43,918	—

(1)	Stock awards consist of unvested shares of common stock subject to such awards.
(2)	Option awards include vested and unvested shares of common stock subject to such awards.
(3)	Mr. Bosco is not standing for re-election to the Board of Directors.
(4)	Mr. Lee is not standing for re-election to the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and the holders of more than 10% of our common stock to file with the Commission initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of reports filed by the reporting persons furnished to us, or written representations from such reporting persons, we believe that, during fiscal year 2013, all filings required to be made by our reporting persons were timely made in accordance with the requirements of Section 16(a) of the Exchange Act, except that Messrs. Bosco, Collins, Cowan, Dougherty, Lee, J. Smith, and W. Smith, Ms. Holland, and Ms. Peterson failed to file one report on Form 4 with respect to one transaction consisting of a grant of restricted stock.

COMPENSATION COMMITTEE REPORT

The information contained under this “Compensation Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

The compensation committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis below. Based on this review and discussion, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in our proxy statement for the 2013 annual meeting of stockholders and in our Annual Report on Form 10-K for the year ended June 29, 2013.

Submitted by the compensation committee of the Board of Directors:

Kendall Cowan, Chairman

Lori Holland

David Lee

Joel Smith

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides information regarding the fiscal 2013 compensation program for our Chief Executive Officer, our Chief Financial Officer and the three executive officers (other than our Chief Executive Officer and Chief Financial Officer) who were serving as the most highly-compensated executive officers of the Company during the fiscal year ended June 29, 2013. During fiscal 2013, these individuals were:

•	Greg Dougherty, our Chief Executive Officer;

•	Jerry Turin, our Chief Financial Officer;

•	Terry Unter, our Chief Operating Officer;

•	Catherine Rundle, our Executive Vice President, General Counsel, and Corporate Secretary;

•	Jim Haynes, our President, Global Business; and

•	Alain Couder, our former Chairman of our Board of Directors and Chief Executive Officer.

We refer to these executive officers collectively in this Compensation Discussion and Analysis and the related compensation tables as the “Named Executive Officers.”

Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each material component of compensation that we provide to the Named Executive Officers. In addition, we explain how and why the Compensation Committee of our Board of Directors (the “Compensation Committee”) arrived at the specific compensation policies and decisions involving the Named Executive Officers during fiscal 2013.

Significant Management Changes during Fiscal 2013

Mr. Couder resigned from his positions as our Chairman of our Board of Directors and Chief Executive effective June 6, 2013. At that time, Mr. Dougherty, a member of our Board of Directors, was appointed our Chief Executive Officer.

Executive Summary

During our fiscal year 2013, we were one of the largest providers of lasers and optical components, modules, and subsystems for the optical communications, industrial and consumer laser markets. Through in-house development and a series of strategic acquisitions and mergers, we have created one of the most extensive and vertically-integrated product portfolios in the fiber optics industry.

We operate in a highly competitive and cyclical industry. One of our principal objectives is to achieve significant levels of profitability by increasing revenues and reducing expenses. During fiscal 2013, we did not achieve our financial objectives due to the difficulties of merging with Opnext, general industry conditions, and our liquidity issues. As a result, our executive officers’ actual total direct compensation was well below the median of the competitive market.

Notwithstanding our operating results, however, we believe it is vital to retain and motivate our executive officers if we are to achieve our long-term financial and strategic objectives. Therefore, during fiscal 2013, we continued to use long-term incentive compensation in the form of time-based and performance-based equity awards to align the interests of our executive officers and our stockholders and to satisfy our retention objectives. In addition, we continued to provide annual cash incentive compensation opportunities to our executive officers that link these awards to the achievement of the goals reflected in our annual operating plan. Thus, we believe that our executive compensation program is designed to successfully achieve our principal objectives.

Fiscal 2013 Business Highlights

During fiscal 2013, we recorded the following financial results:

•	Our revenues were $586.0 million, compared to $385.5 million in fiscal 2012;

•	Our gross margin was 11%, compared to 18% in fiscal 2012;

•	We recorded an operating loss of $124.8 million, compared to an operating loss of $63.8 million for fiscal 2012; and

•	We recorded a net loss of $122.7 million, compared to a net loss of $66.5 million for fiscal 2012.

Fiscal 2013 Executive Compensation Actions

In line with our performance and compensation objectives, in July 2012 the Compensation Committee approved, the following compensation actions for our executive officers, including the Named Executive Officers, for fiscal 2013:

•	Targeted their base salaries at the 50th percentile of the competitive market, with modest merit adjustments for some of our executive officers;

•	Set performance thresholds for the first two quarters of fiscal 2013 for the cash incentive awards. These thresholds and the thresholds set for the third and fourth quarters of fiscal 2013 were not met and therefore no cash incentive awards were subsequently paid in fiscal 2013; and

•	Granted long-term incentive compensation in the form of equity awards that consisted of time-based restricted stock awards and performance-based restricted stock awards tied to our revenue position as compared to our peer group at the end of fiscal 2013, with each award vehicle equally weighted.

Fiscal 2013 Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on an ongoing basis to ensure that it is consistent with the Company’s short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were in effect during fiscal 2013:

•	Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors who have established effective means for communicating with stockholders regarding their executive compensation ideas and concerns.

•	Independent Compensation Committee Advisors. The Compensation Committee engaged its own compensation consultant to assist with its fiscal 2013 compensation reviews. This consultant performed no consulting or other services for the Company.

•	Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation-related risks are not reasonably likely to have a material adverse effect on the Company.

•	Executive Compensation Policies and Practices. Our compensation philosophy and related corporate governance policies and practices are complemented by several specific compensation practices that are designed to align our executive compensation with long-term stockholder interests, including the following:

•	Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on corporate performance, as well as equity-based to align the interests of our executive officers and stockholders.

•	No Perquisites. We do not provide any perquisites or other personal benefits to our executive officers;

•	No Tax Reimbursements. We do not provide any tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits, other than standard relocation benefits;

•	No Special Health or Welfare Benefits. Our executive officers participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees;

•	No Post-Employment Tax Reimbursements. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits;

•	“Double-Trigger” Change-in-Control Arrangements. All change-in-control payments and benefits are based on a “double-trigger” arrangement (that is , they require both a change-in-control of the Company plus a qualifying termination of employment before payments and benefits are paid);

•	Performance-Based Incentives. We use performance-based short-term and long-term incentives;

•	Multi-Year Vesting Requirements. The equity awards granted to our executive officers vest or are earned over multi-year periods, consistent with current market practice and our retention objectives; and

•	Hedging Prohibited. We prohibit our employees from hedging any Company securities.

Fiscal 2012 Stockholder Advisory Vote on Executive Compensation

At our fiscal 2012 Annual Meeting of Stockholders, we conducted a stockholder advisory vote on the fiscal 2012 compensation of the Named Executive Officers (commonly known as a “Say-on-Pay” vote). Our stockholders approved the fiscal 2012 compensation of the Named Executive Officers with approximately 95% of the votes cast in favor of the proposal. This follows our fiscal 2011 Say-on-Pay vote, for which 96% of the votes cast supported the compensation of the Named Executive Officers.

We believe that the outcome of the Say-on-Pay vote reflects our stockholders’ support of our compensation approach, specifically our efforts to attract, retain, and motivate the Named Executive Officers. Accordingly, no significant design changes were made to the executive compensation program following the fiscal 2012 Say-on-Pay vote. Further, any design changes resulting from the Say-on-Pay vote would not typically show up in compensation until the following fiscal year due to the timing of our annual meeting of stockholders compared to the Compensation Committee meeting at which compensation decisions are made.

We value the opinions of our stockholders and will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers, including the Named Executive Officers. The next stockholder advisory vote on the compensation of the Named Executive Officers will take place at the Annual Meeting.

Based on the results of a separate stockholder advisory vote on the frequency of future shareholder advisory votes regarding the compensation of the Named Executive Officers (commonly known as a “Say-When-on-Pay” vote) conducted at our fiscal 2011 Annual Meeting of Stockholders, our Board of Directors determined that we will hold our Say-on-Pay votes on an annual basis.

Compensation Philosophy and Objectives

We believe that the quality, skills, and dedication of our executive officers are critical factors affecting our performance and stockholder value. Accordingly, the key objective of our executive compensation program is to attract, retain, and motivate superior executive talent while maintaining an appropriate cost structure. In addition, we seek to implement an overarching pay-for-performance philosophy by designing our executive compensation program to link a substantial component of our executive officers’ target total direct compensation to the achievement of performance objectives that directly correlate to the enhancement of stockholder value. Thus, the Compensation Committee believes that the compensation paid to our executive officers should be closely aligned with our corporate performance on both a short-term and long-term basis, linked to specific, measurable results and that such compensation should assist us in motivating and retaining the key executive officers critical to our long-term success. Finally, our executive compensation program is designed to maintain an appropriate balance of annual and long-term incentive compensation opportunities to ensure an appropriate focus on operational objectives and the creation of long-term stockholder value.

Compensation Program Design

To accomplish the foregoing objectives, the Compensation Committee has historically (including for fiscal 2013) structured our executive compensation program to include the following principal compensation elements:

•	Base salaries that are competitive with those paid by the competitive market, allowing us to attract and retain key executives;

•	Annual cash incentive compensation opportunities that may be earned twice per year based on the level of achievement as measured against pre-established performance goals related to the important financial objectives set forth in our annual operating plan;

•	Long-term incentive compensation in the form of equity awards that aligns the interests of our executive officers with those of our stockholders and promotes our retention objectives; and

•	Post-employment severance benefits for certain involuntary terminations.

Generally, the Compensation Committee seeks to allocate a substantial portion of our executive officers’ target total direct compensation opportunity to elements that are performance-based and, therefore, “at risk.” The Compensation Committee also seeks to allocate a substantial portion of our executive officers’ target total direct compensation opportunity to long-term incentive compensation in the form of equity awards. Nonetheless, the Compensation Committee does not maintain formal policies for allocating among annual and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee maintains flexibility and adjusts different elements of compensation based upon its evaluation of our key compensation objectives from year to year.

While compensation levels may differ among our executive officers, including the Named Executive Officers, based on the role, responsibilities and performance of each individual executive officer, there are no material differences in the compensation philosophy, policies, or practices for our executive officers,

Compensation-Setting Process

Role of Compensation Committee

The Compensation Committee is the primary architect of our executive compensation program. The Compensation Committee conducts an annual review of our executive compensation strategy to ensure that it is appropriately aligned with our business strategy and achieving our desired objectives. The Compensation Committee also reviews market trends and changes in competitive compensation practices, as further described below. Based on its review and assessment, the Compensation Committee from time to time recommends changes in our executive compensation program to our Board of Directors.

Our Board of Directors reviews all compensation actions relating to our executive officers, including the Named Executive Officers. For fiscal 2013, the Compensation Committee approved the compensation for each of our executive officers, including our Chief Executive Officer and the other Named Executive Officers. The Compensation Committee also oversaw management’s decisions concerning the compensation of other company officers, administered our equity compensation plans, and evaluated the effectiveness of our overall executive compensation program.

The Compensation Committee’s authority, duties, and responsibilities are described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available at investor.oclaro.com/governance.cfm.

Role of Executive Officers

In formulating its compensation decisions, the Compensation Committee meets with our Chief Executive Officer to obtain his feedback and recommendations with respect to the structure of our executive compensation program, as well as an assessment of the performance of each individual executive officer and their recommendations on the compensation for each individual executive officer. In addition, our Chief Executive Officer, Chief Financial Officer, and Executive Vice President of Human Resources develop recommendations for performance measures and target award opportunities under our annual cash incentive compensation plan based on management’s business forecast both at the company and business unit levels. These recommendations are reviewed and approved first by the Compensation Committee and then by our Board of Directors.

Role of Compensation Consultant

The Compensation Committee has the authority to retain the services of external advisors, including compensation consultants, legal counsel, accounting, and other advisors. During fiscal 2013, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm (“Compensia”), as its adviser for certain compensation matters, including the compensation of our executive officers and the members of our Board of Directors. Compensia was engaged directly by the Compensation Committee to provide an independent review of our executive compensation program, including an analysis of both the competitive market and the design of the various elements of the program. More specifically, Compensia furnished the Compensation Committee with reports on competitive market practices relating to the following matters:

•	Annual and long-term incentive compensation plan design;

•	Annual share utilization and stockholder dilution levels resulting from our employee stock plans; and

•	Executive stock ownership and retention values.

As part of its engagement with the Compensation Committee, Compensia evaluated and recommended changes to our compensation peer group, and using this compensation peer group provided competitive market data and analysis relating to the compensation of our Chief Executive Officer and our other executive officers. Compensia also assisted us with our risk assessment of our compensation programs.

Compensia provided no additional consulting services to us or to our Board of Directors apart from executive and director compensation matters in fiscal 2013. The Compensation Committee has considered the independence of Compensia in light of the new listing standards of NASDAQ on compensation committee independence and the rules of the Securities and Exchange Commission. Based on these standards and rules, the Compensation Committee has concluded that the work performed by Compensia did not raise any conflict of interest.

Competitive Positioning

In arriving at its recommendations to our Board of Directors on the amounts and elements of compensation for our executive officers, including the Named Executive Officers, for fiscal 2013, the Compensation Committee relied on competitive market data and analysis prepared by Compensia based on our compensation peer group. In selecting companies for the compensation peer group, the Compensation Committee identified companies that were comparable to us on the basis of revenues, industry, global scope of operations, and market capitalization and which the Compensation Committee believed compete with us for executive talent. In particular, the compensation peer group for fiscal 2013 was determined based on the following criteria:

•	Global communications equipment and semiconductor companies; and

•	Companies with revenues between $190 million and $1 billion (approximately 1/3 to 2 times our trailing 12 months revenues).

For fiscal 2013, Compensia recommended, and the Compensation Committee approved, the compensation peer group set forth below. This compensation peer group reflected certain changes approved by the Compensation Committee to take into account our merger with Opnext.

ADTRAN	Intersil	QLogic
Arris Group	IPG Photonics	Rofin-Sinar
Black Box	JDS Uniphase	Synaptics
Coherent	NeoPhotonics	Tellabs
Cymer	NETGEAR	TriQunit
EMCORE	Newport
Finisar	Oplink
Harmonic	Opnext
II-VI Incorporated	OSI
Infinera Corp	PMC-Sierra
Integrated Device Technology

Compensia also recommended, and the Compensation Committee approved, the use of the Radford survey data for analyzing our executive officers’ compensation in fiscal 2013.

In past years, the Compensation Committee generally sought to set total target direct compensation for our executive officers at the 50th percentile of the competitive market. “Total target direct compensation” is the sum of base salary, target annual incentive compensation, and target long-term incentive compensation. However, total target direct compensation, as well as individual components, have in the past varied by executive officer based on his or her experience, level of responsibility, and performance. For fiscal 2013 compensation, motivated primarily by our pay-for-performance philosophy, the Compensation Committee considered our performance and determined to recommend to our Board of Directors that, other than an increase to Mr. Couder’s base salary in connection with the amendment and restatement of his employment agreement and modest increases to reflect a cost-of-living adjustment, no increases be made to base salaries and target annual incentive levels for fiscal 2013, which were targeted at the 50th percentile of the competitive market. As a direct result of these and other compensation decisions, total actual direct compensation paid to the Named Executive Officers for fiscal 2013 was limited to a level below the 25th percentile of our peer companies.

Compensation Elements

As noted above, during fiscal 2013, the compensation of our executive officers, including the Named Executive Officers, primarily consisted of base salary, an annual cash incentive award opportunity, long-term incentive compensation, and post-employment severance benefits for certain involuntary terminations. Each element of our executive compensation program is discussed in more detail below.

Compensation Element	Objective	Compensation Element Details for Fiscal 2013
Base salary	Fixed cash payments designed to compensate each executive officer based on the size and scope of his or her position, individual expertise, experience, and performance

• Determined with reference to the median of the compensation peer group

• Based on our performance in fiscal 2012, our Chief Financial Officer did not receive base salary adjustments for fiscal 2013

• Other than an increase to Mr. Couder’s base salary in connection with the amendment and restatement of his employment agreement, the other Named Executive Officers received only nominal cost-of-living adjustments to their base salaries.

Annual cash incentive compensation	Semi-annual cash incentive awards designed to incent our executive officers to work to achieve our annual financial and operational performance objectives as reflected in our annual operating plan

• Target annual cash incentive award opportunities were set with reference to the median of the compensation peer group

• Important short-term financial and operational measures (as described below) were set for each of the six-month performance periods ended December 31, 2012 and June 30, 2013

• Award levels for each pre-established measure ranged from 50% of target, or the “threshold” amount, to a maximum of 150% of target, or the “stretch” amount

• Failure to achieve the “threshold” levels for each of the pre-established performance measures would result in no awards being made

• Based on our failure to achieve the “threshold” levels for both pre-established performance measures in each of the six-month performance periods, none of the Named Executive Officers received any annual cash incentive award for fiscal 2013 performance

Long-term incentive compensation

Equity awards designed to incent our executive officers to work to achieve our long-term financial and operational performance objectives

In addition to aligning the interests of our executive officers and stockholders, the use of multiple equity vehicles to deliver our long-term incentive compensation opportunities supports our pay for performance philosophy:

• Time-based restricted stock awards facilitate retention of our executive officers; and

• Performance-based restricted stock awards incent our executive officers to work to achieve longer-term financial objectives directly aligned with our financial performance

• Target long-term incentive compensation awards were set with reference to the 60th percentile of the compensation peer group

• To increase retention value and reorient our executive officers’ historically below-market levels of compensation, approximately half of the equity award value as of the date of grant was granted in the form of a time-based restricted stock award

• To link long-term incentives to our overall financial performance, approximately half of the equity award value as of the date of grant was granted in the form of performance-based restricted stock award

Post-employment severance benefits for certain involuntary terminations	Payments and benefits are designed to help retain our executive leadership in the event of a pending change in control of the Company and also to provide our executive officers with financial security in the event of a loss of employment

• In 2012, our Named Executive Officers (other than Mr. Couder) entered into new Executive Severance and Retention Agreements which include a “double-trigger” requirement for any payments or benefits

• Mr. Couder’s employment agreement already contained a “double-trigger” requirement and Mr. Dougherty’s employment agreement contains a “double-trigger” requirement. See “Post-Employment Severance Benefits” below.

Base Salary

Generally, the Compensation Committee reviews the base salaries of our executive officers, including our Named Executive Officers, each fiscal year and makes recommendation to our Board of Directors for adjustments to their base salaries to take into account competitive market data, company and individual performance from the prior fiscal year and promotions or changes in responsibilities. Typically, our Board of Directors sets the base salaries of our executive officers at levels which are at the median of the competitive market as reflected in our compensation peer group, and after taking into consideration each individual executive officer’s role and the scope of his or her responsibilities, his or her experience, and the base salary levels of the other executive officers.

As a result of our fiscal 2012 performance, the Compensation Committee recommended, and our Board of Directors determined, not to increase the base salary of our Chief Financial Officer for fiscal 2013 and to make only modest increases to the base salaries of the other Named Executive Officers largely to reflect a cost-of-living adjustment. In the case of our former Chief Executive Officer, our Board of Directors determined to increase his base salary as set forth in the following table as part of the amendment and restatement of his employment agreement as discussed in more detail under “Employment Agreements – Amendment of Mr. Couder’s Employment Agreement” in this Compensation Discussion and Analysis.

Named Executive Officer	Fiscal 2012 Base Salary	Fiscal 2013 Base Salary	Percentage Increase
Mr. Couder	$575,000	$650,000	13.1%
Mr. Turin	$338,000	$338,000	—
Mr. Unter	$310,000	$330,000	6%
Ms. Rundle	$330,000	$340,000	3%
Mr. Haynes (1)	$359,000	$360,000	—

(1)	Mr. Haynes base salary was 230,050 U.K. pounds sterling in fiscal 2012 and 237,000 U.K. pounds sterling in fiscal 2013. Converted from U.K. pounds sterling to U.S. dollars using the noon buying rate of exchange of U.S. dollars to U.K. pounds sterling of $1.52 on June 28, 2013 and $1.56 on June 29, 2012, respectively.

The annual base salary of our Chief Executive Officer, Mr. Dougherty, was set at $600,000 by our Board of Directors in arms-length negotiations with him in connection with his appointment as our Chief Executive Officer in June 2013.

The base salaries paid to the Named Executive Officers during fiscal 2013 are set forth in the Summary Compensation Table below.

Annual Cash Incentive Compensation

Through our annual cash incentive plan, we seek to motivate our executive officers, including the Named Executive Officers, by linking cash incentive awards to our corporate financial and operational performance. In designing this plan, our Chief Executive Officer, Chief Financial Officer, and Executive Vice President of Human Resources develop and recommend performance measures and related target levels, which are then reviewed and subject to adjustment by the Compensation Committee and our Board of Directors. The performance measures and related payout levels are determined based on management’s business forecast both at the corporate and business unit levels, as reviewed and approved by our Board of Directors.

For fiscal 2013, the performance measures for the first half of fiscal 2013 (that is, the period ending January 1, 2013) were net inventory levels and adjusted EBITDA and the performance measure for the second half of fiscal 2013 (that is, the period ending June 30, 2013) was adjusted EBITDA, with the target levels for each measure based on our objectives for the applicable six-month period. The performance measures for the first six-month period contained a “double-trigger” requirement, meaning that a “threshold” level for each performance measure had to be achieved for the six-month period before any award was earned for that performance period. We selected net inventory and adjusted EBITDA as our performance measures for the plan because our Board of Directors believed that these were important indicators aligned with both our near-term and long-term financial objectives of profitable growth and cash generation. Adjusted EBITDA is calculated as net income/loss excluding the impact of income taxes, net interest income/expense, depreciation and amortization, net foreign currency translation gains/losses, as well as restructuring, acquisition and related costs, non-cash compensation related to stock and options, and other unusual one-time charges. For fiscal 2013, the target levels for these performance measures were set substantially above the levels included in our annual business plan to challenge management to attain superior performance.

The key features of the annual cash incentive plan for fiscal 2013 were as follows:

•	For the six-month period ended January 1, 2013, the “threshold,” “target,” and “stretch” net inventory target levels were $180M, $190M, and $200M , respectively, and the adjusted EBITDA target levels were $0, $4.0M, and $8.0M, respectively.

•	The plan for the six-month period ended June 30, 2013, was suspended.

•	Our actual achievement as measured against these performance measure target levels was to be calculated, and (if achieved) awards were to be paid, on a six-month basis.

•	Award opportunities were to be based entirely on relative achievement of the financial performance measures; there was no individual performance component in the fiscal 2013 annual cash incentive plan.

•	Each executive officer’s target annual cash incentive award opportunity was established as a percentage of his or her annual base salary based on a review of the competitive market and the scope of his or her responsibilities and duties, as follows:

•	Our former Chief Executive Officer’s target annual cash incentive award opportunity was set at 100% of his annual base salary (as part of the amendment and restatement of his employment agreement as discussed in more detail elsewhere in this Compensation Discussion and Analysis)

•	The target annual cash incentive award opportunities of the other Named Executive Officers were set at 60% of their annual base salaries.

•	Award opportunities for each performance measure ranged from 50% of the target level (which represented the “threshold” performance level) to a maximum of 150% of the target level (which represented the “stretch” performance level). Intermediate results are interpolated on a straight-line basis.

•	If we failed to achieve the “threshold” performance level for either of the two performance measures, no awards would be made.

For each of the six-month periods in fiscal 2013 described above, we did not achieve the requisite threshold performance levels for the applicable performance measures. Consequently, we did not make any annual cash incentive awards to our executive officers, including the Named Executive Officers, for fiscal 2013.

Discretionary Cash Bonuses

On July 24, 2012, the Compensation Committee granted a one-time cash bonus of $25,000 to Ms. Rundle in recognition of her exceptional efforts on the sale of our building in Shenzhen, China. On June 6, 2013, Mr. Dougherty received a sign-on bonus of $300,000 in connection with his appointment as our Chief Executive Officer.

Long-Term Incentive Compensation

We believe consistent execution of our business strategy over multi-year periods will lead to sustained growth in the market price of the Company’s common stock. For 2013, we offered the long-term incentive compensation element of our executive compensation program in the form of time-based restricted stock awards for shares of the Company’s common stock, and performance-based restricted stock awards for shares of the Company’s common stock. We believe that these equity awards effectively align the interests of our executive officers with those of our stockholders and provide each individual executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. We also believe that these equity awards serve as an effective retention tool for our executive officers, as unvested awards are generally forfeited if he or she voluntarily leaves us.

Generally, the Compensation Committee approves, and our Board of Directors ratifies, the equity award for each executive officer in an amount that is intended to create a meaningful opportunity for equity ownership based upon the individual’s current position with us. In making their recommendations and decisions, however, the Compensation Committee and our Board of Directors also take into account:

•	each individual executive officer’s potential for future responsibility and promotion over the term of the award;

•	the individual executive officer’s performance in recent fiscal years; and

•	the size and status of the outstanding equity awards held by the individual executive officer at the proposed time of grant.

In addition, the Compensation Committee and our Board of Directors consider market data drawn from the compensation peer group, and determine the amount of each award consistent with the Compensation Committee’s and our Board of Directors’ objective of setting long-term incentive compensation at a competitive level in relation to the market, subject to individual variations. For fiscal 2013, the Compensation Committee determined to formulate its equity award recommendations with reference to the 60th percentile of the long-term incentive compensation data for the compensation peer group. In making its equity award determinations, the Compensation Committee and our Board of Directors also consider annual share usage and overall stockholder dilution.

The Compensation Committee determined that the equity awards to be granted to our executive officers would be allocated half to time-based restricted stock unit awards and half to performance-based restricted stock unit awards. The Compensation Committee believed that this mix of equity awards for fiscal 2013 was consistent with our pay-for-performance philosophy. The time-based restricted stock unit awards were to vest in 25% increments on the anniversary of the date of grant over four years. The performance-based restricted stock unit awards were to be earned based on our two-year performance as measured at the end of fiscal 2014, with half of the shares to be earned based on our revenue growth relative to a specified group of direct industry peer companies and half to be earned based on our ability to achieve pre-established EBITDA levels as measured over two consecutive fiscal quarters over the 24-month period from the date of grant.

The equity awards for shares of the Company’s common stock granted to our Named Executive Officers by our Board of Directors in July 2012 were as follows:

Named Executive Officer	Time-Based Restricted Stock Unit Awards (Number of Shares)	Performance-Based Restricted Stock Unit Awards (Number of Shares)
Mr. Couder (1)	200,000	200,000
Mr. Turin	50,000	50,000
Mr. Unter	60,000	60,000
Mr. Rundle	50,000	50,000
Mr. Haynes	60,000	60,000

(1)	Mr. Couder’s equity award was determined as part of the amendment and restatement of his employment agreement as discussed in more detail below in this Compensation Discussion and Analysis.

In June 2013, in connection with his appointment as our Chief Executive Officer, our Board of Directors agreed to grant Mr. Dougherty an equity award for eight hundred thousand shares of the Company’s common stock. The amount of this award and the specific vesting provisions of the award was determined by our Board of Directors in arms-length negotiations with Mr. Dougherty.

The equity awards granted to the Named Executive Officers in fiscal 2013 are set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table below.

Health, Welfare, and Other Benefits; Perquisites

Our executive officers, including the Named Executive Officers, are eligible to participate in our employee benefit plans, which are generally provided for all full-time employees, including a tax-qualified Section 401(k) savings plan. We currently match any contributions made to the Section 401(k) plan by our employees, including our executive officers, of up to 4% of the employee’s compensation (up to a $255,000 annual salary limit).

In addition, we provide other benefits to our executive officers, including the Named Executive Officers, on the same basis as all of our full-time employees in the country in which they are resident. These benefits include group health (medical, dental, and vision) insurance, group disability insurance, and group life insurance.

Currently, we do not provide any perquisites to our executive officers, including the Named Executive Officers.

Employment Agreements

We do not have written employment agreements with any of the Named Executive Officers, other than our current Chief Executive Officer, Mr. Dougherty and former Chief Executive Officer, Mr. Couder. The negotiation of these employment agreements was undertaken on our behalf by the Compensation Committee and approved by our Board of Directors. We decided to use written agreements to document the terms and conditions of Messrs. Dougherty and Couder’s employment given the significance of their service as our Chief Executive Officer. We use a written agreement to document the terms and conditions of Mr. Haynes’ employment since such arrangements are customary in the United Kingdom.

These employment agreements provide for an initial base salary, an annual cash incentive award opportunity, and an equity award recommendation. These agreements also set forth the rights and responsibilities of each party and protect both parties’ interests in the event of a termination of employment by providing for certain payments and benefits under specified circumstances, including following a change in control of the Company. Finally, these agreements prohibit the subject executive officer from engaging directly or indirectly in competition with us, recruiting or soliciting any of our employees, diverting our customers to a competitor, or disclosing our confidential information or business practices.

In filling the chief executive officer position, the Compensation Committee and our Board of Directors were aware that it would be necessary to retain (in the case of Mr. Couder) and hire (in the case of Mr. Dougherty) an individual with the requisite experience and skills to manage a growing business in a volatile environment. Accordingly, it recognized that it would need to develop a competitive compensation package to attract a qualified candidate in a dynamic labor market. Moreover, any employment offer would have to contain a financial inducement sufficient to motivate the individual to assume a demanding position in a new and unfamiliar organization facing unique challenges. At the same time, the Compensation Committee and our Board of Directors were sensitive to the need to integrate a new chief executive officer into our existing executive compensation structure, balancing both competitive and internal equity considerations.

Mr. Dougherty’s Employment Agreement

On June 6, 2013, Mr. Dougherty was appointed our Chief Executive Officer. At that time, our Board of Directors agreed to provide Mr. Dougherty with certain compensation elements. On September 11, 2013, the Company and Mr. Dougherty formalized the following compensation arrangements in an employee agreement:

•	A “sign-on” bonus in the amount of $300,000;

•	An annual base salary of $600,000; and

•	An annual cash incentive award opportunity equal to 100% of his annual base salary, with such awards to be based upon the achievement of certain corporate and individual performance objectives, and with such award opportunity subject to a maximum payment equal to 200% of his annual base salary.

In addition, our Board of Directors agreed to grant Mr. Dougherty an equity award for eight hundred thousand shares of the Company’s common stock on a future date pending approval of an amendment of the Company’s equity incentive plan, with half of the shares of the Company’s common stock subject to such award to vest over four years based upon Mr. Dougherty’s continued employment with the Company and half of the shares of the Company’s common stock subject to such award to be earned upon the achievement of certain corporate and individual performance objectives and, thereafter, subject to a three-year time-based vesting requirement. Further, if an additional set of performance objectives for such equity award are achieved, this will result in full and immediate acceleration of vesting for the entire award in a period that may be as short as one year.

The employment agreement also provides Mr. Dougherty with the opportunity to receive certain post-employment payments and benefits in the event of certain terminations of employment. These post-employment severance benefits are described in more detail in “Post-Employment Severance Benefits” and “Employment, Change of Control and Severance Arrangements” below.

Amendment of Mr. Couder’s Employment Agreement

On July 23, 2012, the Board of Directors entered into an amended and restated employment agreement (the “Amended Agreement”) with Mr. Couder, who was then the Chairman of our Board of Directors and our Chief Executive Officer. Under the Amended Agreement, Mr. Couder would continue to serve as the Chairman of our Board of Directors and Chief Executive Officer until June 30, 2014, when he would retire from his position as our Chief Executive Officer. Following his retirement, Mr. Couder would continue to serve as the Executive Chairman of our Board of Directors until September 30, 2014. At that time, Mr. Couder would be eligible to receive substantially the same payments and benefits described in the Amended Agreement that he would receive as a result of a “qualifying termination of employment” (as defined in the Amended Agreement) that did not take place in connection with a change in control of the Company, with slight modifications to reflect his retirement.

Under the Amended Agreement, Mr. Couder’s base salary was set at $650,000 per year and he was eligible to receive annual cash incentive awards based upon the achievement of pre-established corporate and individual performance objectives. The target annual cash incentive award opportunity would be equal to 100% of his base salary, with a maximum award for exceeding such objectives up to a maximum award equal to 200% of his base salary.

Under the Amended Agreement, Mr. Couder also was granted a restricted stock award for 400,000 shares of the Company’s common stock and was eligible to receive an additional restricted stock award for 400,000 shares of the Company’s common stock in fiscal 2014. Half of the shares of the Company’s common stock subject to these restricted stock awards were subject to time-based vesting requirements, with the other half subject to vesting upon the achievement of pre-established corporate and individual performance objectives.

The Amended Agreement also provided Mr. Couder with the opportunity to receive certain post-employment payments and benefits in the event of certain terminations of employment. These post-employment severance benefits are described in more detail in “Post Employment Compensation” and “Employment, Change of Control and Severance Arrangements” below.

Post-Employment Severance Benefits

Each of the Named Executive Officers other than Messrs. Dougherty, Couder and Haynes have entered into an Executive Severance and Retention Agreement. These Executive Severance and Retention Agreements provide, under certain circumstances, for payments and benefits upon an involuntary termination of employment following a change in control of the Company. In the case of Mr. Dougherty, his employment agreement provides, and in the case of Mr. Couder, his Amended and Restated Employment Agreement provided, for certain payments and benefits in similar circumstances (other than in connection with his death) as well as involuntary terminations occurring in the absence of a change in control.

The payments and benefits payable under these arrangements in the event of a change in control of the Company are subject to a “double trigger,” meaning that both a change in control of the Company and a subsequent involuntary termination of employment are required. In other words, the change in control of the Company does not by itself trigger any payments or benefits; rather, payments and benefits are paid only if the employment of the executive officer is subsequently terminated without “cause” (or the executive officer resigns for “good reason”) during a specified period following the change in control. We believe that a “double trigger” arrangement maximizes stockholder value because it prevents an unintended windfall to our executive officers in the event of a change in control of the Company, while still providing them appropriate incentives to cooperate in negotiating a transaction involving a potential change in control of the Company in which they believe they may lose their jobs.

We believe providing these arrangements help us compete for and retain executive talent. After reviewing the practices of companies represented in the compensation peer group, we believe that our severance and change of control benefits are generally comparable with severance packages offered to executives by the companies in the compensation peer group.

Post-Employment Severance Benefit Arrangements with Mr. Dougherty

The employment agreement with Mr. Dougherty described above provides that if we terminate his employment without cause, or if he resigns his employment with “good reason” (a “Qualifying Termination”), then he will be eligible to receive the following payments and benefits:

•	A cash payment equal to the sum of twice his annual base salary and twice his target annual cash incentive award opportunity;

•	Accelerated vesting of all outstanding and unvested restricted stock and/or restricted stock unit awards which vest based on his continued employment; and

•	A monthly payment in the amount of $6,000 for 24 months in lieu of continuing other benefits, such as health and welfare benefits.

In addition, if Mr. Dougherty’s employment is terminated as the result of a Qualifying Termination in connection with a change in control of the Company, then the payments and benefits to which he would be eligible would include, in addition to those set forth above for a Qualifying Termination, accelerated vesting of all outstanding and unvested or unearned restricted stock and/or restricted stock unit awards, whether or not vesting is based on his continued employment.

Post-Employment Severance Benefit Arrangements with Mr. Couder

The Amended Agreement with Mr. Couder provided that if we terminated his employment without “cause,” or if he resigned his employment with “good reason,” or if his employment was terminated as a result of his death or disability (a “Qualifying Termination), then he would have been eligible to receive the following payments and benefits:

•	A cash payment equal to the sum of twice his annual base salary plus twice the average of the annual cash incentive awards that he earned for the three fiscal years preceding the date of his termination of employment;

•	Accelerated vesting of all outstanding and unvested stock options, restricted stock awards, and other equity awards (collectively, the “Equity Awards”) which vest based on his continued employment;

•	continuation of group medical insurance and group life insurance for him for two years after the date of his termination of employment; and

•	the time period within which he could exercise any vested stock options would be extended to the first anniversary of the date of his termination of employment.

If we terminated Mr. Couder’s employment for “cause,” he would not be eligible to receive any cash severance payment or accelerated vesting of any Equity Awards.

In addition, if Mr. Couder’s employment was terminated in a Qualifying Termination during the period beginning three months prior to a change in control of the Company and ending on the second anniversary of such change in control, then the payments and benefits to which he would be eligible would have been increased as set forth in the Amended Agreement.

In connection with his resignation from our Board of Directors effective July 12, 2013, we entered into a Retirement, Severance and Release of Claims Agreement (the “Release Agreement”) with Mr. Couder pursuant to which Mr. Couder was eligible to receive substantially the same payments and benefits as are set forth in the Amended Agreement. Mr. Couder has furnished us with a release of claims in exchange for these payments and benefits.

The post-employment payments and benefits which the Named Executive Officers are eligible to receive are described in more detail in “Employment, Change of Control and Severance Arrangements” below.

Other Compensation Policies

Equity Award Grant Practices

Our current equity award grant policy is to grant options to purchase shares of the Company’s common stock and restricted stock awards for shares of the Company’s common stock to our executive officers only during open trading window periods. Equity awards are not timed in relation to the release of material information about the Company.

Our current equity award grant policy also provides that annual incentive awards to our executive officers are granted on August 15th each year after approval by our Compensation Committee. In accordance with our equity award grant policy, all new-hire equity awards are granted on the 10th day of the month following the first date of employment. Annual equity awards to ongoing employees for fiscal 2013 were granted on August 15, 2012. Any special awards (non-new hire or annual) made by the Compensation Committee are effective on the date of approval by the Compensation Committee.

The Compensation Committee grants options to purchase shares of the Company’s common stock with exercise prices set at the closing market price of the Company’s common stock on the date of grant.

Derivatives Trading and Hedging Policy

Our Board of Directors has adopted a policy regarding the trading of derivatives or the hedging of our equity securities by our employees, including our executive officers, and directors. This policy provides that all employees and member of our Board of Directors are prohibited from engaging in certain forms of hedging or monetization transactions, such as zero-cost collars and forward sales contracts, that allow the employee or director to continue to own the covered securities, but without the full risks and rewards of ownership.

In addition to the foregoing, our executive offers and members of our Board of Directors are prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

Compensation Recovery Policy

Currently, we have not implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executive officers and other employees where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement. We intend to adopt a general compensation recovery (“clawback”) policy covering our annual and long-term incentive award plans and arrangements once the SEC adopts final rules implementing the requirement of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Section 162(m) of the Code generally disallows a deduction for federal income tax purposes to any publicly-traded corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and each of the three other most highly-compensated executive officers (other than its chief financial officer). Generally, remuneration in excess of $1 million may be deducted if, among other things, it qualifies as “performance-based compensation” within the meaning of the Code.

The Compensation Committee retains the discretion as to whether to grant the compensation paid to the covered executive officers in a way that may qualify for the “performance-based compensation” exemption from the deduction limit under Section 162(m). In approving the amount and form of compensation for our executive officers, the Compensation Committee considers the cost to us of providing such compensation, including the potential impact of the Section 162(m) deduction limit. However, the Compensation Committee reserves the discretion, in its judgment, to authorize compensation payments that do not comply with an exemption from the deduction limit when it believes that such payments are in the best interests of the Company.

Taxation of Nonqualified Deferred Compensation

Section 409A of the Code requires that amounts that qualify as “nonqualified deferred compensation” satisfy requirements with respect to the timing of deferral elections, timing of payments, and certain other matters. Generally, the Compensation Committee intends to administer our executive compensation program and design individual compensation components, as well as the compensation plans and arrangements for our employees generally, so that they are either exempt from, or satisfy the requirements of, Section 409A to the extent Section 409A is applicable. From time to time, we may decide to amend some of our compensation plans and arrangements to clarify the manner in which they are either exempt from, or compliant with, Section 409A.

Taxation of “Parachute” Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that the Company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We are not obligated to provide any Named Executive Officer with a “gross-up” or other reimbursement payment for any tax liability that he may owe as a result of the application of Sections 280G or 4999 in the event of a change in control of the Company.

Accounting for Stock-Based Compensation

The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of stock-based compensation awards.

Compensation Risk Assessment

In April 2013, the Compensation Committee reviewed our compensation policies and practices applicable to all employees and determined that our compensation programs do not encourage excessive or inappropriate risk-taking. The Compensation Committee believes that the design and mix of our compensation programs appropriately encourage our executive officers and employees to focus on the creation of long-term stockholder value. In its review, the Compensation Committee noted the following features:

•	payout levels under our annual cash incentive and sales incentive plans are capped and payout opportunities may be achieved on a straight-line interpolation basis between threshold and target levels, and between the target and stretch levels;

•	non-GAAP adjustments are made to align achievement of performance measures with our business strategy;

•	all non-GAAP adjustments are subject to Audit Committee approval to assure that actual payout levels appropriately reflect company and business unit performance; and

•	long-term performance-based incentive compensation constitutes an increasingly significant portion of our executive officers’ compensation thereby focusing such individuals on enhancing long-term stockholder value.

Summary Compensation Table

The following table sets forth certain information concerning the compensation for fiscal years 2013, 2012 and 2011 for each individual who served as our principal executive officer (Mr. Dougherty and Mr. Couder) and our principal financial officer (Mr. Turin) during fiscal year 2013 and our three other most highly-compensated executive officers (Mr. Unter, Mr. Haynes and Ms. Rundle) who served in that capacity at the end of fiscal year 2013. We refer to these officers collectively as our named executive officers.

Fiscal Year 2013 Summary Compensation Table

					Stock	Option	Non-Equity
Name and Principal Position	Year (1)	Salary ($)		Bonus ($)	Awards ($)(2)(3)	Awards ($)(2)	Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Greg Dougherty	2013	99,927		300,000	87,397	—	—	—	(11)	487,324
Chief Executive Officer and Director (4)
Alain Couder	2013	632,115		—	518,000	—	—	2,237,703	(11)(12)	3,387,818
Former Chairman of the Board and	2012	575,000		200,000	433,000	211,813	—	9,731		1,429,544
Chief Executive Officer (5)	2011	575,000		—	834,400	585,664	—	9,800		2,004,864
Jerry Turin	2013	338,000		—	129,500	—	—	8,320	(11)	475,820
Chief Financial Officer (6)	2012	338,000		50,000	173,200	81,699	—	6,240		649,139
	2011	308,000		—	269,094	188,877	—	8,444		774,415
Terry Unter	2013	329,231		—	155,400	—	—	10,600	(11)	495,231
Chief Operating Officer (7)	2012	310,000		85,000	216,500	114,984	—	10,070		736,554
Kate Rundle	2013	339,616		25,000	129,500	—	—	10,431	(11)	504,547
Executive V.P., General Counsel	2012	330,000		50,000	129,900	60,518	—	10,154		580,572
and Corporate Secretary (8)	2011	319,500		—	358,764	252,761	—	9,800		940,825
Jim Haynes	2013	360,240	(10)	—	155,400	—	—	33,572	(10)(13)	549,212
President, Global Business (9)	2012	359,276	(10)	70,000	194,850	60,518	—	33,450	(10)	718,094
	2011	369,446	(10)	—	358,792	251,836	—	34,657	(10)	1,014,731

(1)	The years in this column refer to the fiscal years ended June 29, 2013, June 30, 2012, and July 2, 2011.

(2)	The amounts in these columns for fiscal year 2013 reflect the grant date fair value, computed in accordance with ASC 718, of grants of time-based stock options and time-based restricted stock awards made during the fiscal year. There can be no assurance that the ASC 718 amounts will ever be realized. The assumptions we used to calculate these amounts are included in Note 12 to our audited consolidated financial statements included in the Annual Report. For more information about these awards, see the discussion above under “Compensation Discussion and Analysis” and the narrative below. On October 30, 2012, Mr. Dougherty was granted 43,918 shares of restricted stock that vest one year following the date of grant in connection with this service as a non-employee director.
(3)	On August 15, 2012, each of Messrs. Couder, Turin, Unter and Haynes and Ms. Rundle received a performance-based grant of restricted stock. These performance-based restricted stock awards will vest, if at all, at an amount between the 50% trigger level and the 100% target level, based upon the achievement of certain earnings targets during a period up to June 28, 2014. Vesting is also contingent upon service conditions being met through August 2016. If the performance conditions are not achieved, then the corresponding awards will be forfeited in the first quarter of fiscal year 2015. As of the grant date, and through June 29, 2013, we have determined that achieving the targets is highly unlikely. Accordingly, we determined that the grant date fair value of each of these awards based on the probable outcome of the performance metric is $0 per share and have not included them in this column. If we had assumed that the highest level of performance was probable for these restricted stock awards, the grant date fair value for the 200,000 share grant awarded to Mr. Couder would be $518,000, the grant date fair value for the 50,000 share grant awarded to Mr. Turin would be $129,500, the grant date fair value for the 60,000 share grant awarded to Mr. Unter would be $155,400, the grant date fair value for the 50,000 share grant awarded to Ms. Rundle would be $129,500, and the grant date fair value for the 60,000 share grant awarded to Mr. Haynes would be $155,400, with the fair value of each award being based on our closing stock price of $2.59 on August 15, 2012. For more information about these awards, see “Compensation Discussion and Analysis—Long Term Incentives” above.
(4)	Mr. Dougherty was appointed Chief Executive Officer effective June 6, 2013. Salary includes $76,850 in director fees and Bonus includes a $300,000 sign on bonus.
(5)	Mr. Couder retired as Chief Executive Officer effective as of June 6, 2013. Mr. Couder resigned from the Board of Directors effective July 12, 2013.
(6)	Mr. Turin was appointed our Chief Financial Officer effective as of August 2008. Mr. Turin previously served as our Corporate Controller since July 2005 and also as Vice President of Finance since April 2008. On October 8, 2013, Mr. Turin informed the Company that he intends to resign effective November 8, 2013.
(7)	Mr. Unter was appointed our Chief Operating Officer effective as of May 2012. Mr. Unter previously served as President and General Manager, Optical Networks Solutions from February 2011 until May 2012 and Executive Vice President of our Transport Systems Solutions division from July 2010 until January 2011.
(8)	Ms. Rundle was appointed our Executive Vice President, General Counsel and Corporate Secretary effective as of November 2007.
(9)	Mr. Haynes was appointed our President, Global Business effective as of May 2012. Mr. Haynes previously served as our President and General Manager, Photonics Components from January 2011 until May 2012 and as our Chief Operating Officer from March 2005 until January 2011.
(10)	Converted from U.K. pounds sterling to U.S. dollars using the noon buying rate of exchange of U.S. dollars to U.K. pounds sterling of $1.52 on June 28, 2012, $1.56 on June 29, 2012 and $1.61 on July 1, 2011, respectively.
(11)	Amount consists of company matching contributions to the named executive officers’ 401(k) plan accounts for fiscal year 2013.
(12)	Consists of $1,851,619 in salary and bonus payments as part of Mr. Couder’s termination of employment, $277,000 related to accelerated equity awards, $75,000 paid out as accrued vacation and other benefits, $23,113 in financial advisory and legal fees, and $10,971 in company matching contributions for Mr. Couder’s 401(k) plan account for fiscal year 2013.
(13)	Consists of $32,422 pension contribution and $1,151 private medical allowance for fiscal year 2013.

Fiscal Year 2013 Grants of Plan-Based Awards Table

The following table sets forth information regarding each grant of an award made to a named executive officer during fiscal year 2013 under any plan, contract, authorization or arrangement pursuant to which cash, securities, similar instruments or other property may be received.

									All Other		All Other
			Estimated Possible Payouts						Stock		Option		Grant Date
			Under Non-Equity			Estimated Possible Payouts			Awards:		Awards:	Exercise or	Fair Value
			Incentive			Under Equity Incentive			Number of		Number of	Base Price	of Stock
			Plan Awards ($)			Plan Awards in Shares of Stock			Shares of		Securities	of Option	and Option
Name	Grant Date		Thresh- hold	Target	Maximum	Thresh- hold (1)	Target (1)	Maximum (1)	Stock or Units		Underlying Options	Awards ($/Sh)	Awards ($)(2)
Greg Dougherty	10/30/2012		—	—	—	—	—	—	$43,918	(7)	—	—	$87,397
Alain Couder	7/1/2012	(4)	$162,500	$325,000	$487,500	—	—	—	—		—	—	—
	1/1/2013	(5)	$162,500	$325,000	$487,500	—	—	—	—		—	—	—
	8/15/2012		—	—	—	—	—	—	200,000	(6)	—	—	$518,000
	8/15/2012		—	—	—	100,000	200,000	—	—		—	—	—
Jerry Turin	7/1/2012	(4)	$50,700	$101,400	$152,100	—	—	—	—		—	—	—
	1/1/2013	(5)	$50,700	$101,400	$152,100	—	—	—	—		—	—	—
	8/15/2012		—	—	—	—	—	—	50,000	(6)	—	—	$129,500
	8/15/2012		—	—	—	25,000	50,000	—	—		—	—	—
Terry Unter	7/1/2012	(4)	$49,500	$99,000	$148,500	—	—	—	—		—	—	—
	1/1/2013	(5)	$49,500	$99,000	$148,500	—	—	—	—		—	—	—
	8/15/2012		—	—	—	—	—	—	60,000	(6)	—	—	$155,400
	8/15/2012		—	—	—	30,000	60,000	—	—		—	—	—
Kate Rundle	7/1/2012	(4)	$51,000	$102,000	$153,000	—	—	—	—		—	—	—
	1/1/2013	(5)	$51,000	$102,000	$153,000	—	—	—	—		—	—	—
	8/15/2012		—	—	—	—	—	—	50,000	(6)	—	—	$129,500
	8/15/2012		—	—	—	25,000	50,000	—	—		—	—	—
Jim Haynes(3)	7/1/2012	(4)	$53,891	$107,783	$161,674	—	—	—	—		—	—	—
	1/1/2013	(5)	$53,891	$107,783	$161,674	—	—	—	—		—	—	—
	8/15/2012		—	—	—	—	—	—	60,000	(6)	—	—	$155,400
	8/15/2012		—	—	—	30,000	60,000	—	—		—	—	—

(1)	On August 15, 2012, each of Messrs. Couder, Turin, Unter and Haynes and Ms. Rundle received a performance-based grant of restricted stock. These performance-based restricted stock awards will vest, if at all, at an amount between the 50% trigger level and the 100% target level, based upon the achievement of certain earnings targets during a period up to June 28, 2014. Vesting is also contingent upon service conditions being met through August 2016. If the performance conditions are not achieved, then the corresponding awards will be forfeited in the first quarter of fiscal year 2015. As of the grant date, and through June 29, 2013, we have determined that achieving the targets is highly unlikely. Accordingly, we determined that the grant date fair value of each of these awards based on the probable outcome of the performance metric is $0 per share and have not included them in the “Grant Date Fair Value of Stock and Option Awards” column of this table. If we had assumed that the highest level of performance was probable for these restricted stock awards, the grant date fair value for the 200,000 share grant awarded to Mr. Couder would be $518,000, the grant date fair value for the 50,000 share grant awarded to Mr. Turin would be $129,500, the grant date fair value for the 60,000 share grant awarded to Mr. Unter would be $155,400, the grant date fair value for the 50,000 share grant awarded to Ms. Rundle would be $129,500, and the grant date fair value for the 60,000 share grant awarded to Mr. Haynes would be $155,400, with the fair value of each award being based on our closing stock price of $2.59 on August 15, 2012. For more information about these awards, see “Compensation Discussion and Analysis—Long Term Incentives” above.
(2)	The amounts in this column reflect the grant date fair value of the respective stock and option awards computed in accordance with ASC 718. There can be no assurance that the ASC 718 amounts will ever be realized. The assumptions we used to calculate these amounts are included in Note 12 to our audited consolidated financial statements included in our 2012 Annual Report.
(3)	For Mr. Haynes, “threshold,” “target” and “maximum” estimated future payouts under non-equity incentive plan awards are converted from U.K. pounds sterling to U.S. dollars using the noon buying rate of exchange of U.S. dollars to U.K. pounds sterling of $1.52 on June 28, 2013.
(4)	For the first half of fiscal year 2013, the first-half variable pay program was based 50% on achieving an inventory reduction target and 50% on achieving an adjusted EBITDA target for the six months ended December 2012. Both metrics had to be met at the trigger level for any amounts to be paid under this plan. As the minimum achievement requirements were not met for the adjusted EBITDA target, no amounts were paid out under this plan. For more information, see the discussion above under “Compensation Discussion and Analysis.”
(5)	For the second half of fiscal year 2013, the second-half variable pay program was based on achieving a cumulative adjusted EBITDA target for the three months ended June 2013. As the minimum achievement requirements were not met, no amounts were paid out under this plan. For more information, see the discussion above under “Compensation Discussion and Analysis.”
(6)	These restricted stock awards will vest as to 25% of the number of shares subject to each restricted stock award on August 15, 2013; and 6.25% of the number of shares subject to each such award shall vest on the November 15th, February 15th , May 15th and August 15th following August 15, 2013 over the following three years.
(7)	These restricted stock awards will vest 100% on October 30, 2013.

Narrative Disclosure to Summary Compensation Table and Fiscal Year 2013 Grants of Plan Based Awards Table

A discussion of 2013 salaries, bonuses, incentive plans, awards and employment agreement is set forth in “Compensation Discussion and Analysis,” including a discussion of the material terms and conditions of the 2013 restricted stock awards.

Outstanding Equity Awards at Fiscal 2013 Year-End Table

The following table sets forth information concerning stock options that have not been exercised and unvested restricted stock awards and performance-based stock awards for each of the named executive officers as of June 29, 2013.

		Option Awards						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Greg Dougherty	4/26/2005	2,893	—		$17.70		4/25/2015	—		—	—	—
	10/27/2005	1,447	—		$10.40		10/26/2015	—		—	—	—
	11/3/2006	1,447	—		$21.05		11/2/2016	—		—	—	—
	11/15/2007	1,447	—		$21.75		11/14/2017	—		—	—	—
	11/13/2008	1,447	—		$1.50		11/12/2018	—		—	—	—
	5/13/2009	3,334	—		$3.10		5/13/2019	—		—	—	—
	10/21/2009	8,000	—		$5.80		10/21/2019	—		—	—	—
	10/27/2010	3,898	—		$13.68		10/27/2021	—		—	—	—
	10/26/2011	14,881	—		$3.54		10/26/2021	—		—	—	—
	—	—	—		—		—	43,918	(11)	$51,823	—	—
Alain Couder	8/13/2007	95,001	—		$14.45		8/13/2017	—		—	—	—
	8/15/2008	94,001	—		$8.90		8/15/2018	—		—	—	—
	5/13/2009	60,001	—		$3.10		5/13/2019	—		—	—	—
	8/15/2009	180,001	—		$3.50		8/15/2019	—		—	—	—
	8/16/2010	80,000	—		$10.43		8/16/2020	—		—	—	—
	8/15/2011	70,000	—		$4.33		8/15/2021	—		—	—	—
Jerry Turin	11/11/2005	26,000	—		$24.55		11/11/2015	—		—	—	—
	6/12/2007	3,000	—		$10.05		6/12/2017	—		—	—	—
	1/28/2008	2,400	—		$8.75		1/28/2018	—		—	—	—
	8/15/2008	24,000	—		$8.90		8/15/2018	—		—	—	—
	5/13/2009	16,000	—		$3.10		5/13/2019	—		—	—	—
	8/15/2009	76,666	3,334	(4)	$3.50		8/15/2019	—		—	—	—
	8/16/2010	18,274	7,526	(4)	$10.43		8/16/2020	—		—	—	—
	8/15/2011	3,376	14,240	(4)	$4.33		8/15/2021	—		—	—	—
	—	—	—		—		—	12,900	(6)	$15,222	—	—
	—	—	—		—		—	11,250	(7)	$13,275	—	—
	—	—	—		—		—	50,000	(8)	$59,000	—	—
	—	—	—		—		—	—		—	20,000	$23,600
	—	—	—		—		—	—		—	50,000	$59,000
Terry Unter	8/10/2010	14,166	5,834	(4)	$12.71		8/10/2020	—		—	—	—
	3/10/2011	8,437	6,563	(4)	$12.81		3/10/2021	—		—	—	—
	8/15/2011	17,416	20,584	(4)	$4.33		8/15/2021	—		—	—	—
	—	—	—		—		—	7,500	(9)	$8,850	—	—
	—	—	—		—		—	14,063	(10)	$16,594	—	—
	—	—	—		—		—	60,000	(8)	$70,800	—	—
	—	—	—		—		—	—		—	25,000	$29,500
	—	—	—		—		—	—		—	60,000	$70,800
Kate Rundle	11/26/2007	8,000	—		$12.00		11/26/2017	—		—	—	—
	8/15/2008	9,500	—		$8.90		8/15/2018	—		—	—	—
	5/13/2009	8,167	—		$3.10		5/13/2019	—		—	—	—
	8/15/2009	21,751	1,500	(4)	$3.50		8/13/2019	—		—	—	—
	8/16/2010	18,274	7,526	(4)	$10.43		8/16/2020	—		—	—	—
	3/10/2011	3,937	3,063	(4)	$12.81		3/10/2021	—		—	—	—
	8/15/2011	9,166	10,834	(4)	$4.33		8/15/2021	—		—	—	—
	—	—	—		—		—	12,900	(6)	$15,222	—	—
	—	—	—		—		—	3,500	(10)	$4,130	—	—
	—	—	—		—		—	11,250	(7)	$13,275	—	—
	—	—	—		—		—	50,000	(8)	$59,000	—	—
	—	—	—		—		—	—		—	10,000	$11,800
	—	—	—		—		—	—		—	50,000	$59,000
Jim Haynes	8/7/2003	3,000	—		$—	(5)	8/7/2013	—		—	—	—
	9/25/2003	1,500	—		$—	(5)	9/25/2013	—		—	—	—
	6/2/2004	1,000	—		$—	(5)	6/2/2014	—		—	—	—
	9/22/2004	2,800	—		$33.65		9/22/2014	—		—	—	—
	11/11/2005	25,000	—		$24.55		11/11/2015	—		—	—	—
	6/12/2007	5,000	—		$10.05		6/12/2017	—		—	—	—
	1/28/2008	21,902	—		$8.75		1/28/2018	—		—	—	—
	8/15/2008	24,000	—		$8.90		8/15/2018	—		—	—	—
	5/13/2009	20,000	—		$3.10		5/13/2019	—		—	—	—
	8/13/2009	71,333	4,667	(4)	$3.50		8/13/2019	—		—	—	—
	8/16/2010	24,366	10,034	(4)	$10.43		8/16/2020	—		—	—	—
	8/15/2011	9,166	10,834	(4)	$4.33		8/15/2021	—		—	—	—
	—	—	—		—		—	14,200	(6)	$16,756	—	—
	—	—	—		—		—	11,250	(7)	$13,275	—	—
	—	—	—		—		—	60,000	(8)	$70,800	—	—
	—	—	—		—		—	—		—	25,000	$29,500
	—	—	—		—		—	—		—	60,000	$70,800

(1)	Calculated by multiplying the number of unvested shares by $1.18, the closing price per share of our common stock on the NASDAQ Global Select Market on June 28, 2013.

(2)	On August 15, 2011, each of Messrs. Couder, Turin, Unter and Haynes and Ms. Rundle received a performance-based grant of restricted stock. These performance-based restricted stock awards will vest, if at all, at an amount between the 50% trigger level and the 150% maximum level, based upon the achievement of certain revenue growth targets through fiscal year 2013 relative to certain comparable companies. Vesting is also contingent upon service conditions being met through August 2015. If the performance conditions are not achieved, then the corresponding awards will be forfeited in the first quarter of fiscal year 2014. On August 15, 2012, each of Messrs. Couder, Turin, Unter and Haynes and Ms. Rundle received a performance-based grant of restricted stock. These performance-based restricted stock awards will vest, if at all, at an amount between the 50% trigger level and the 100% target level, based upon the achievement of certain earnings targets through fiscal year 2013. Vesting is also contingent upon service conditions being met through August 2016. If the performance conditions are not achieved, then the corresponding awards will be forfeited in the first quarter of fiscal year 2015.
(3)	The payout value of each award was calculated by multiplying the target number of unearned shares of restricted stock that have not vested by $1.18, the closing price per share of our common stock on the NASDAQ Global Select Market on June 28, 2013.
(4)	The options vest as to 25% of the shares subject to the option on the first anniversary of the date of grant and 1/48th of the shares subject to the option monthly thereafter over the remaining 36 months.
(5)	Converted from U.K. pounds sterling to U.S. dollars using the noon buying rate of exchange of U.S. dollars to U.K. pounds sterling of $1.52 on June 28, 2013.
(6)	These restricted stock awards vested as to 25% of the number of shares subject to each restricted stock award on August 15, 2011; and 25% of the number of shares subject to each such award shall vest on the November 15th following August 15, 2011 over the following three years.
(7)	The restricted stock awards will vest as to 25% of the number of shares subject to each restricted stock award on August 15, 2012; and 6.25% of the number of shares subject to each such award shall vest on the November 15th, February 15th , May 15th and August 15th following August 15, 2012 over the following three years.
(8)	The restricted stock awards will vest as to 25% of the number of shares subject to each restricted stock award on August 15, 2013; and 6.25% of the number of shares subject to each such award shall vest on the November 15th, February 15th , May 15th and August 15th following August 15, 2013 over the following three years.
(9)	The restricted stock award vested as to 70% of the number of shares subject to such award on August 10, 2011; and will vest as to 30% of the number of shares subject to such award on August 10, 2012.
(10)	The restricted stock awards vested as to 25% of the number of shares subject to each restricted stock award on February 10, 2012; and 6.25% of the number of shares subject to each such award shall vest on the May 10th , August 10th , November 10th and February 10th following February 10, 2012 over the following three years.
(11)	These restricted stock awards vest 100% on October 30, 2013.

Fiscal Year 2013 Option Exercises and Stock Vested Table

The following table sets forth information regarding options exercised by the named executive officers and the vesting of restricted stock held by the named executive officers during the fiscal year ended June 29, 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Greg Dougherty	—	—	10,401	$20,698
Alain Couder	—	—	310,000	$374,119
Jerry Turin	—	—	15,200	$34,980
Terry Unter	—	—	18,687	$67,339
Kate Rundle	—	—	16,513	$36,756
Jim Haynes	—	—	17,350	$40,806

(1)	Amounts shown represent the number of shares acquired on exercise of option awards during fiscal year 2013, multiplied by the difference between the closing price of our common stock as quoted on the NASDAQ Global Select Market on each corresponding exercise date and the exercise price for each option.
(2)	Reflects restricted stock awards that vested in fiscal year 2013.
(3)	Amounts shown represent the number of shares of restricted stock that vested on dates during fiscal year 2013 multiplied by the closing price of our common stock as quoted on the NASDAQ Global Select Market on each corresponding vesting date.
(4)	Includes 268,125 shares of restricted stock with a value realized on vesting of $276,169 in connection with Mr. Couder’s termination of employment on June 6, 2013.

Potential Payments Upon Termination or Change in Control

Employment, Change in Control and Severance Arrangements

Please see “Employment Agreements” and “Post-Employment Severance Benefits” above for a description of the employment agreements of Messrs. Couder and Dougherty.

For purposes of the employment agreements for Messrs. Couder and Dougherty, the term “cause” means (a) a good faith finding by the Board (excluding the employee) that the employee has engaged in dishonesty, gross negligence or misconduct, or (b) the conviction of the employee of, or the entry of a pleading of guilty or nolo contendere by the employee to, any crime involving moral turpitude or any felony. For purposes of Mr. Dougherty’s employment agreement, the term “good reason” means the following acts or omissions by the Company, taken without the employee’s written consent: (i) any material diminution in the employee’s base salary, (ii) a material diminution in the employee’s authority, duties or responsibilities or a material adverse change in reporting structure which means that the employee no longer reports directly to the Board of the Company or any successor company’s board, (iii) a material breach by the Company of the terms of the employment Agreement or (iv) a material adverse change by the Company in the location at which the employee performs employee’s principal duties for the Company to a new location that is both (a) outside a radius of 35 miles from the employee’s principal residence immediately prior to such change and (b) more than 20 miles from the location at which the employee performed employee’s principal duties for the Company immediately prior to such change without the prior consent of the employee. For purposes of Mr. Couder’s employment agreement, the term “good reason” means (i) any material diminution in the employee’s Base Salary without the prior consent of the employee, (ii) a material diminution in the employee’s authority, duties or responsibilities without the prior consent of the employee, (iii) a material breach by the Company of the terms of the employment agreement or (iv) a change by the Company in the location at which the employee performs employee’s principal duties for the Company to a new location that is both (a) outside a radius of 35 miles from the employee’s principal residence immediately prior to such change and (b) more than 20 miles from the location at which the employee performed employee’s principal duties for the Company immediately prior to such change without the prior consent of the employee.

Mr. Haynes has an employment agreement which generally provides for 3 months notice in the case of a “no just cause” termination. Mr. Haynes may be paid out in lieu of notice under the terms of the employment agreement. In addition, Mr. Haynes receives financial protection in the amount of three months salary plus pay in lieu of notice (three months) in the case of a termination. Mr. Haynes’ employment agreement also provides non-compete and non-solicit provisions for a period of six months following his termination of employment. In certain situations, defined in Mr. Haynes’ employment agreement, Mr. Haynes may receive continuation of his monthly basic salary during the period of his non-compete (up to a maximum of 6 months).

Other Named Executive Officers . Each of our named executive officers other than Messrs. Couder and Dougherty is party to a form of executive severance and retention agreement, as amended (which we refer to as the “retention agreement”). The retention agreement provides that if an executive officer dies or is terminated by us without “cause” prior to a “change of control”, the executive officer will be entitled to the following benefits, in addition to accrued benefits:

•	the sum of an amount equal to the average of the named executive’s bonuses earned during the last 3 full fiscal years (or such lesser number of years in which the Executive earned a bonus), divided by 2; and

•	an amount equal to the result obtained by multiplying the executive’s current base salary by a fraction, the numerator of which is eight months plus one additional month of base salary for each whole year of the executive officer’s employment by us (up to a maximum of 18 months) and the denominator of which is 12.

If an executive is terminated without “cause” or leaves for “good reason” within 12 months following a “change of control”, the executive officer will be entitled to the following benefits, in addition to accrued benefits:

•	an amount equal to 1.5 times the executive’s annual base salary then in effect;

•	an average bonus (as described above); and

•	a taxable lump-sum cash payment equal to the executive’s aggregate premiums to continue his or her existing group health coverage (medical, dental, and vision) then in effect.

In addition to the above benefits, following a “change of control”, the executive officer will also be entitled to full acceleration of his or her equity awards and will have a period of six months in which to exercise any option accelerated in accordance with such provisions.

For purposes of the retention agreements, the term “cause” means the executive officer’s (1) willful and continued failure to substantially perform his or her reasonably assigned duties as an officer of Oclaro (other than a failure resulting from incapacity due to physical or mental illness or any failure after the executive officer gives notice of termination for good reason), or (2) willful engagement in illegal conduct or gross misconduct which is materially and demonstrably injurious to Oclaro. The term “good reason” means (1) the assignment to the executive officer of duties inconsistent in any material respect with the executive officer’s position (including status, offices, titles and reporting requirements), authority or responsibilities, or (2) a reduction in the executive officer’s annual base salary. The term “change of control” is substantially similar to the definition contained in Mr. Couder’s employment agreement.

Table Regarding Amounts Payable . The table below shows the benefits potentially payable to each of our named executive officers upon death, if he or she were terminated, resigned for good reason, or a change of control occurred. These amounts are calculated assuming that the death, employment termination, resignation for good cause or change of control took place on June 29, 2013. The closing price per share of our common stock on the NASDAQ Global Select Market on June 28, 2013 was $1.18.

	Base Salary ($)		Non-Equity Incentive Plan Compensation ($)		Accelerated Vesting of Options (1)	Accelerated Vesting of Restricted Stock (2)	Benefits ($)		Total ($)
Greg Dougherty
Type I event (3)	$1,200,000	(5)	$1,200,000	(7)	—	$51,823	$213,231	(8)	$2,665,054
Type II event (4)	$1,200,000	(5)	$1,200,000	(7)	—	$51,823	$213,231	(8)	$2,665,054
Jerry Turin
Type I event (3)	$422,500		$25,000		—	—	$46,383	(9)	$493,883
Type II event (4)	$507,000		$25,000		—	$170,097	$46,383	(9)	$748,480
Terry Unter
Type I event (3)	$467,500		$42,500		—	—	$54,553	(9)	$564,553
Type II event (4)	$495,000		$42,500		—	$196,544	$54,553	(9)	$788,597
Kate Rundle
Type I event (3)	$368,333		$37,500		—	—	$62,763	(9)	$468,596
Type II event (4)	$510,000		$37,500		—	$162,427	$62,763	(9)	$772,690
Jim Haynes
Type I event (3)	$541,764	(6)	$35,000	(6)	—	—	$41,674	(6)(9)	$618,438
Type II event (4)	$541,764	(6)	$35,000	(6)	—	$201,131	$41,674	(6)(9)	$819,569

(1)	Amounts shown represent the intrinsic value of all unvested option awards which would be accelerated upon the occurrence of the termination event. Intrinsic value for each award is calculated based on the number of shares that would be acquired upon the exercise of the portion of the option award subject to acceleration, multiplied by the difference between the closing price of our common stock of $1.18 on June 28, 2013, as quoted on the NASDAQ Global Select Market, and the exercise price for each option. Each of our named executive officers’ equity awards are subject to double-trigger acceleration. As a result, the named executive officers would not be entitled to receive the amounts listed in this column in the event of a change of control even absent a corresponding termination of employment.
(2)	Amounts shown represent the intrinsic value of all unvested restricted awards which would be accelerated upon the occurrence of the termination event, calculated based on the number of restricted awards subject to acceleration multiplied by the closing price of our common stock of $1.18 on June 28, 2013, as quoted on the NASDAQ Global Select Market. Each of our named executive officers’ equity awards are subject to double-trigger acceleration. As a result, the named executive officers would not be entitled to receive the amounts listed in this column in the event of a change of control even absent a corresponding termination of employment.
(3)	For Mr. Dougherty, a “Type I event” means termination without cause or resignation for good reason absent a change of control. For each of the other named executive officers, a “Type I event” means death or termination without cause absent a change of control.
(4)	For Mr. Dougherty, a “Type II event” means termination without cause or resignation for good reason in connection with a change of control. For each of the other named executive officers, a “Type II event” means death, termination without cause or resignation for good reason in connection with a change of control.
(5)	Represents two times Mr. Dougherty’s annual salary of $600,000 as of June 29, 2013.
(6)	Converted from U.K. pounds sterling to U.S. dollars using the noon buying rate of exchange of U.S. dollars to U.K. pounds sterling of $1.52 on June 28, 2013.
(7)	Represents twice the annual target cash incentive award opportunity for Mr. Dougherty.
(8)	Represents $69,231 of earned but unpaid vacation as of June 29, 2013 and $144,000 in lieu of employee medical insurance coverage and employee group life insurance coverage for a period of 24 months following termination.
(9)	Consists of earned but unpaid vacation as of June 29, 2013.

Mr. Couder Termination of Employment

The table below reflects the amounts Mr. Couder received in connection with his resignation for good reason of his employment and service on our Board.

Name	Salary and Bonus	Vacation and Other Benefits	Equity Acceleration	Advisory and Legal Fees	Total
Alain Couder	$1,851,619	$75,000	$277,000	$23,113	$2,226,732

Compensation Committee Interlocks and Insider Participation

Messrs. Dougherty and Lee and Ms. Holland and Peterson all served on our compensation committee until June 2013. Effective June 2013 Messrs. Cowan, Lee and J. Smith and Ms. Holland are the persons who currently serve on our compensation committee. During fiscal year 2013, no executive officer of Oclaro served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served on the Board or our compensation committee.

CORPORATE GOVERNANCE

The Board believes that good corporate governance is important to ensure that Oclaro is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that Oclaro has adopted. Complete copies of the committee charters and code of business conduct and ethics described below are available on our website at www.oclaro.com. Alternatively, you can request a copy of any of these documents without charge by writing to Oclaro, Inc., 2560 Junction Avenue, San Jose, California 95134, Attention: Corporate Secretary.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of Oclaro and our stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:

•	in the event that the Chairman of the Board is not an independent director, the nominating and corporate governance committee will nominate an independent director to serve as our “Lead Director” who will be approved by the majority of our independent directors;

•	the principal responsibility of the directors is to oversee the management of Oclaro;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors shall meet in executive session at least twice a year and at other times upon request of an independent director;

•	directors shall have full and free access to officers and employees of Oclaro and, as necessary and appropriate, independent advisors;

•	new directors shall participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually the nominating and corporate governance committee shall oversee a self-evaluation of the Board designed to determine whether the Board and its committees are functioning effectively.

Director Attendance at Annual Meeting of Stockholders

Our corporate governance guidelines provide that each director is responsible for his or her attendance at our annual stockholder meeting. Five of our nine directors serving at the time attended our 2012 annual meeting of stockholders.

Board of Directors Meetings

The Board held sixteen meetings, including by telephone conference, during fiscal year 2013. The compensation committee of the Board held four meetings, including by telephone conference, during fiscal year 2013. The audit committee of the Board held ten meetings, including by telephone conference, during fiscal year 2013. The nominating and corporate governance committee of the Board held four meetings during fiscal year 2013. All directors attended 94% of the meetings of the Board and the committees on which they served, if any, during the period that they served on the Board or any such committees.

Director Independence

Under applicable NASDAQ rules, a director of Oclaro will qualify as an “independent director” only if, among other things, in the opinion of the Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that neither Joel Smith, Edward Collins, Lori Holland, Marissa Peterson, Kendall Cowan, David Lee nor William L. Smith has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 5605 of the NASDAQ Stock Market, Inc. Marketplace Rules.

Board Committees

The Board has standing audit, compensation and nominating and corporate governance committees, each of which operates under a charter that has been approved by the Board. A current copy of each committee’s charter is posted on the Corporate Governance section of our website, www.oclaro.com.

The members of the compensation committee of the Board are Mr. Cowan (Chair), Ms. Holland, Mr. J. Smith and Mr. Lee; the members of the audit committee of the Board are Ms. Holland (Chair), Mr. Collins and Mr. Cowan; and the members of the nominating and corporate governance committee of the Board are Mr. J. Smith (Chair), Mr. B. Smith and Mr. Collins.

The Board has determined that all of the current members of each of the three standing committees described above are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the audit committee of the Board, the independence requirements of Rule 10A-3 under the Exchange Act.

Audit Committee. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and evaluating the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from the firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns; and

•	meeting independently with our independent registered public accounting firm and management.

The Board has determined that Lori Holland, Kendall Cowan and Edward Collins are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee. The compensation committee’s responsibilities include:

•	reviewing and approving, or making recommendations to the Board with respect to, the compensation of our Chief Executive Officer and other executive officers;

•	making recommendations to the Board with respect to incentive compensation and equity-based plans;

•	administering our incentive compensation and equity-based plans;

•	preparing an annual committee report for inclusion in our proxy statements; and

•	reviewing and discussing our Compensation Discussion and Analysis with senior management and recommending to the Board that the same be included in our proxy statement.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee’s responsibilities include:

•	reviewing with the Board, on an annual basis, the requisite skills and criteria for new board members and the composition of the Board as a whole;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	reviewing and making recommendations to the Board with respect to director compensation;

•	developing and recommending to the Board corporate governance guidelines;

•	overseeing the self-evaluation of the Board; and

•	overseeing an annual review by the Board of succession planning.

Board Leadership

Under our current corporate governance guidelines, the Board does not have a set policy on whether the offices of Chair of the Board and Chief Executive Officer should be held by separate individuals or by the same individual. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management, the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders, and the Company’s overall corporate governance. The Board also believes that the current separation of the Chair of the Board of Directors and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leveraging the experience and perspectives of the Chair of the Board of Directors. The Board periodically reviews the leadership structure and may make changes in the future.

Our corporate governance guidelines provide that in the event that the Chair of the Board is not an independent director, the nominating and corporate governance committee may nominate an independent director to serve as “Lead Director,” who shall be approved by a majority of the independent directors. If appointed, the Lead Director will have significant responsibilities with respect to our corporate governance. The Lead Director’s responsibilities will include the following:

•	presiding at all meetings of the Board at which the Chair of the Board of Directors is not present, including executive sessions of the independent directors;

•	meeting with any director who is not adequately performing his or her duties as a member of the Board or any committee;

•	serving as liaison between the Chair of the Board of Directors and Chief Executive Officer and the independent directors;

•	approving information sent to the Board;

•	approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	working with the Chair of the Board of Directors in the preparation of the agenda for each board of director meeting and approve such meeting agendas;

•	otherwise consulting with the Chair of the Board of Directors and Chief Executive Officer on matters relating to corporate governance and board of director performance; and

•	if requested by a major stockholder, making himself or herself available for consultation and direct communication.

Following the appointment of Ms. Peterson as the Chair of the Board in June 2013, Mr. J. Smith, who served as the Lead Director since July 2009, stopped serving in that capacity.

Risk Oversight

The Board as a whole has oversight responsibility for our risk management process. This risk oversight function is carried out both by the full board and by individual committees that are tasked by the Board with oversight of specific risks. The audit committee oversees risks associated with financial and accounting matters including compliance with legal and regulatory requirements, and our financial reporting and internal control systems. The compensation committee evaluates risks associated with our compensation policies and practices so as not to encourage or reward excessive risk-taking by our executives or employees.

On a regular basis the Board receives information and reports from committees, senior management and/or outside counsel and consultants and discusses the identification, assessment, management and mitigation of the risks associated with our strategic and business plans and operations. The Board also holds regular sessions with members of management with the specific purpose of identifying, prioritizing and managing those risks that we believe are material to our operations.

Director Nomination Process

In the event of a decision to nominate one or more non-incumbents for service on the Board, due to the resignation of a sitting director or otherwise, our nominating and corporate governance committee would undertake a process to identify and evaluate director candidates. This process would include requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by the Chairman of the Board, the Lead Director and other members of our nominating and corporate governance committee and the Board. The committee would also consider the extent to which a given candidate increases the diversity of the Board in terms of professional background, business experience, education, and other factors.

In general, in considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the nominating and corporate governance committee will apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, commitment to understanding our business and industry, experience, conflicts of interest and the ability to act in the interests of all stockholders. Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to the Board. The committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to our nominating and corporate governance committee at the following address: Oclaro, Inc., 2560 Junction Avenue, San Jose, California 95134, Attention: Corporate Secretary. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our By-laws to directly nominate director candidates, without any action or recommendation on the part of the committee or the Board, by following the procedures to be set forth under “Stockholder Proposals for 2014 Annual Meeting” in the proxy statement for our Annual Meeting.

Communicating with the Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chair of the Board, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chair of the Board or the Lead Director, if there is one, considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board c/o Corporate Secretary, Oclaro, Inc., 2560 Junction Avenue, San Jose, California 95134.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers, contractors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.oclaro.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the code of business conduct and ethics. There were no waivers of the code of business conduct and ethics in fiscal year 2013.

PROPOSAL 2

APPROVAL OF THE FOURTH AMENDED AND RESTATED 2001 LONG-TERM STOCK INCENTIVE PLAN

Introduction

On July 23, 2013, the Board of Directors approved the Fourth Amended and Restated 2001 Long-Term Stock Incentive Plan (the Plan). The third amended and restated version of the plan (Prior Plan) was originally adopted by the Company pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated as of March 26, 2012, by and among Oclaro, Inc., Tahoe Acquisition Sub, Inc. and Opnext, Inc.

Under the Prior Plan, pursuant to Nasdaq rules, when a Company uses an equity plan acquired from a target company in a merger or acquisition, without separate shareholder approval, the Company is only permitted to make grants to legacy Opnext employees and employees hired after the close of the merger unless stockholder approval is obtained to permit awards to all Company employees. In addition, under the Internal Revenue Code (the Code), until stockholder approval is obtained for the Prior Plan, the Company is ineligible to grant incentive stock options and awards which may be able to qualify as qualified performance-based compensation under Section 162(m) of the Code.

For administrative reasons and operational convenience, the Company prefers to use the Plan as its primary equity incentive plan going forward. To further this objective, the Plan was amended and restated to allow broader use of the Plan by the Company such that grants can be made to all Company employees and the Company can grant incentive stock options and awards which may be able to qualify as qualified performance-based compensation under Section 162(m) of the Code.

Specifically, the Plan was amended to:

•	Revise the eligibility section to allow the Company to make grants to all employees, non-employee directors and consultants of the Company;

•	Provide the ability to grant incentive stock options and awards which may be able to qualify as performance-based compensation under Section 162(m) of the Code;

•	Extend the term of the Plan to ten years from the effective date of the Plan; and

•	Conform the share counting provisions of the Plan to provide that full value awards count as 1.25 shares for purposes of the Plan (rather than 1 share).

Stockholder approval is being requested to approve the amended and restated Plan which approval will also constitute stockholder approval under Section 162(m) of the Code.

As of September 28, 2013, grants covering 3,460,873 shares were outstanding under the Plan (which includes awards granted by Opnext, Inc. prior to the merger), and 7,318,836 shares remain available for issuance under the Plan. The Company is not requesting that stockholders approve an increase in the number of shares available for issuance under the Plan.

The material features of the Plan are described below. The description in this proposal is qualified in its entirety by reference to the full text of the Plan, which is attached as Annex A.

Section 162(m) of the Code.

In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent that total compensation for certain executive officers exceeds $1 million in any taxable year of the corporation. However, under Section 162(m) of the Code, the deduction limit does not apply to certain “qualified performance-based compensation.”

In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code generally requires that: the compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals; the performance goals must be established by a compensation committee comprised of two or more “outside directors”; the material terms of the performance goals must be disclosed to and approved by the stockholders; and the compensation committee of “outside directors” must certify that the performance goals have indeed been met prior to payment.

Pursuant to a special rule under Section 162(m) of the Code, stock options and stock appreciation rights will satisfy the “qualified performance-based compensation” exception if (1) the awards are made by a qualifying compensation committee, (2) the Plan sets the maximum number of shares that can be granted to any person within a specified period and (3) the compensation is based solely on an increase in the stock price after the grant date.

The Plan is designed to permit the Compensation Committee to grant stock options and stock appreciation rights which may be able to qualify as “qualified performance-based compensation.” In addition, the Plan gives the Compensation Committee the ability to grant other performance-based awards which are intended to qualify as “qualified performance-based compensation.”

Shares Available for Awards

Subject to certain adjustments set forth in the Plan, the maximum number of shares of our common stock that are available for issuance or award under the Plan is 10,779,709 shares. Full value awards granted under the Plan count as 1.25 shares for purposes of the share limit. If any shares covered by an award granted under the Plan are forfeited, or if an award expires, terminates or is canceled (other than by reason of exercise or vesting), then the shares covered by the award will again be available for grant under the Plan. The closing price of our common stock on NASDAQ on November 25, 2013, was $2.22.

The Company also maintains the Amended and Restated 2004 Stock Incentive Plan (the 2004 Plan). Under the 2004 Plan, as of September 28, 2013, the shares that remain available for issuance total 285,490.

Administration

With respect to awards granted to our non-employee directors, the Plan is administered by our Board. With respect to all other awards, the Plan is administered by the Compensation Committee of our Board (the Compensation Committee). In addition, our Board may at any time exercise any rights and duties of the Compensation Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code are required to be determined in the sole discretion of the Compensation Committee. The plan administrator has the exclusive authority to administer the Plan, including, but not limited to, the authority to: (i) designate participants; (ii) determine the types of awards, the number of shares covered by awards, the terms and conditions of awards, and the payment terms of awards; (iii) interpret the Plan; (iv) establish, amend, suspend, or waive rules and regulations governing the Plan; (v) appoint agents to help administer the Plan; and (vi) make any other determination that it deems necessary for the administration of the Plan.

Eligibility

Persons eligible to participate in the Plan include all members of our Board and all officers, key employees, and consultants of ours and our subsidiaries, as determined by the plan administrator. Only our employees and employees of our qualifying corporate subsidiaries are eligible to be granted options that are intended to qualify as “incentive stock options” under Section 422 of the Code. As of November 25, 2013, approximately 8 members of our Board of Directors, 8 officers, 2,300 key employees, and 45 consultants were eligible to participate in the Plan.

Awards

The Plan allows us to grant incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, dividend equivalents, restricted stock units, performance bonus awards and performance-based awards to eligible individuals. Except as otherwise provided by the plan administrator, no award granted under the Plan may be assigned, transferred or otherwise disposed of by the grantee, except by will or the laws of descent and distribution. The maximum number of shares of our common stock which may be subject to awards granted to any one participant during any calendar year is 1,000,000 and the maximum amount that may be paid to a participant in cash during any calendar year with respect to cash-based awards is $1,500,000. The maximum number of shares of our common stock which may be subject to incentive stock options is 10,779,709.

Stock Options

Stock options, including incentive stock options as defined under Section 422 of the Code, and nonqualified stock options, may be granted under the Plan. The option exercise price of stock options granted pursuant to the Plan may not be less than 100% of the fair market value of our common stock on the date of grant. No incentive stock option may be granted to a grantee who owns more than 10% of our stock unless the exercise price is at least 110% of the fair market value at the time of grant. Notwithstanding whether an option is designated as an incentive stock option, to the extent that the aggregate fair market value of the shares with respect to which such option is exercisable for the first time by any optionee during any calendar year exceeds $100,000, such excess will be treated as a nonqualified stock option. Payment for the exercise price of an option may be made in cash, or its equivalent, or, with the consent of the plan administrator, by exchanging shares owned by the optionee or through delivery of instructions to a broker to sell the shares otherwise deliverable upon the exercise of the option and to deliver promptly to us an amount equal to the aggregate exercise price, or a combination of the foregoing, provided the combined value is at least equal to such aggregate exercise price. A participant may be permitted to pay the exercise price of an option or taxes relating to an option’s exercise by delivering shares by presenting proof of beneficial ownership of such shares, in which case we will treat the option as exercised without further payment and withhold such number of shares from the shares acquired by the option’s exercise.

No participant who is a member of our Board of Directors or an “executive officer” within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act. Stock options may be exercised as determined by the plan administrator, but in no event may the term of any option exceed ten years. In the case of an incentive stock option granted to a person who owns more than 10% of our stock on the date of grant, such term will not exceed five years.

Restricted Stock

Eligible employees, consultants and directors may be issued restricted stock pursuant to the Plan in such amounts and on such terms and conditions as determined by the plan administrator. Restricted stock is evidenced by a written restricted stock agreement. The restricted stock agreement contains restrictions on transferability and may contain such other restrictions as the plan administrator may determine, including, without limitation, limitations on the right to vote the restricted stock or the right to receive dividends on the restricted stock. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the plan administrator determines at the time of grant of the award or thereafter.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the SAR over the grant price of the SAR. In no event will the per share grant price of a SAR be less than 100% of the fair market value of a share of our common stock on the date of grant. The plan administrator may issue SARs in such amounts and on such terms and conditions as it may determine, consistent with the terms of the Plan. The plan administrator may grant SARs that are settled in cash, in our common stock or in a combination of cash and stock.

Other Awards under the Plan

The Plan provides that the plan administrator may also grant or issue dividend equivalents, restricted stock units, performance bonus awards and performance-based awards or any combination thereof to eligible employees, consultants and directors. The term of each such grant or issuance is set by the plan administrator in its discretion. The plan administrator may establish the exercise price or purchase price, if any, of any such award.

Payments with respect to any such award are made in cash, in common stock or a combination of both, as determined by the plan administrator. Any such award is subject to such additional terms and conditions as determined by the plan administrator and is evidenced by a written award agreement.

Dividend Equivalents. Dividend equivalents are rights to receive the equivalent value (in cash or common stock) of dividends paid on our common stock. They represent the value of the per share dividends, if any, paid on our common stock, calculated with reference to the number of shares that are subject to any award held by the participant.

Restricted Stock Units. Restricted stock units may be granted to any participant in such amounts and subject to such terms and conditions as determined by the plan administrator. Each restricted stock unit has a value equal to the fair market value of a share of our common stock. Restricted stock units are paid to participants in cash, shares, other securities or other property, as determined in the sole discretion of the plan administrator. At the time of grant, the plan administrator specifies the date or dates on which the restricted stock units will become vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The plan administrator specifies the purchase price, if any, to be paid by the participant to us for such shares of common stock.

Performance Bonus Awards. Any participant selected by the plan administrator may be granted a cash bonus payable upon the attainment of performance goals that are established by the plan administrator and relate to any one or more performance criteria determined appropriate by the plan administrator on a specified date or dates or over any period or periods determined by the plan administrator. Any such cash bonus paid to a “covered employee” within the meaning of Section 162(m) of the Code may be a performance-based award as described below.

Director Grants

Non-employee directors may be granted awards in such type and amount as determined by the Board of Directors from time to time.

Performance-Based Awards

The plan administrator may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Other than with respect to options and SARs, participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the plan administrator for the period are satisfied.

These pre-established performance goals must be based on one or more of the following performance criteria: (i) pre-tax income or after-tax income, adjusted or pro forma net income; (ii) earnings including operating income, net operating income, earnings before or after taxes, earnings before or after interest, and/or earnings before or after bonus, depreciation, amortization, and/or extraordinary or special items or earnings before interest, taxes and bonus; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital or average operating working capital or average operating working capital to sales (average operating working capital divided by sales); (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; (xvii) strategic business criteria; and (xviii) operational criteria. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a group. With regard to a particular performance period, the plan administrator has the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the plan administrator may reduce or eliminate (but not increase) the award. Generally, a participant has to be employed by us or our qualifying subsidiaries on the date the performance-based award is paid to be eligible for a performance-based award for any period. Any such award will be subject to such additional terms and conditions as are required by Section 162(m) of the Code. The plan administrator may also grant awards which are not intended to be performance based awards within the meaning of Section 162(m) to employees, including “covered employees”, and these awards may be based on performance criteria other than those listed above.

Foreign Participants

In order to comply with the laws in other countries in which we and our subsidiaries operate or have persons eligible to participate in the Plan, the plan administrator has the power to determine which of our subsidiaries are covered by the Plan, to determine which of our directors, employees and consultants outside the U.S. are eligible to participate in the Plan, to modify the terms and conditions of any award granted to such eligible individuals to comply with applicable foreign laws, to establish subplans and modify any terms and procedures (with certain exceptions), and to take any action that it deems advisable with respect to local governmental regulatory exemptions or approvals.

Adjustments

If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares of our stock or the share price of our stock, the plan administrator will make proportionate adjustments, in order to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan, (ii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), or (iii) the grant or exercise price per share for any outstanding awards under the Plan. Any adjustment affecting an award intended as “qualified performance-based compensation” will be made consistent with the requirements of Section 162(m) of the Code.

Change in Control

In the event of a “change in control” (as defined in the Plan), the plan administrator may, on such terms and conditions as it deems appropriate, take any of the following actions: terminate any award in exchange for an amount of cash, if any, that would have been attained upon exercise of such award, replace any award with other rights or property, provide that any award be assumed or replaced by the successor, adjust the number and type of shares subject to the award, provide that any award is fully vested, exercisable, or payable or cannot be vested, exercisable, or payable before the change in control. Except as may otherwise be provided in any written agreement between the participant and us, in the event of a change in control in which awards are not converted, assumed, or replaced by the successor, such awards will become fully exercisable and all forfeiture restrictions on such awards will lapse.

Upon, or in anticipation of, a change in control, the plan administrator may cause any and all awards outstanding under the Plan to terminate at a specific time in the future and will give each participant the right to exercise such awards during a period of time as the plan administrator, in its sole and absolute discretion, will determine.

Expiration, Termination, and Amendment

The Plan will expire on, and no award may be granted pursuant to this Plan after, July 23, 2023. Any awards that are outstanding on July 23, 2023 will remain in force according to the terms of the Plan and the applicable award agreement. Our Board of Directors may terminate, amend, or modify the Plan at any time. We must, however, obtain stockholder approval for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule.

Section 409A of the Code

To the extent that the plan administrator determines that any award granted under the Plan is subject to the deferred compensation rules under Section 409A of the Code, the award agreement evidencing such award will incorporate the terms and conditions required by Section 409A of the Code. In the event that the plan administrator determines that any award may be subject to Section 409A of the Code, the Plan and any applicable awards may be modified to exempt the awards from Section 409A of the Code or comply with the requirements of Section 409A of the Code.

Federal Income Tax Aspects of Awards under the Plan

The Federal income tax consequences of the Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The following does not describe other Federal taxes, or foreign, state or local income taxes which may vary depending on individual circumstances.

Section 409A of the Code. Certain types of awards under the Plan, including restricted stock units and dividend equivalents, may constitute, or provide for, a deferral of compensation under Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties).

Stock Options. If an option qualifies for incentive stock option treatment, the optionee will recognize no income upon grant or exercise of the option except that at the time of exercise, the excess of the then fair market value of the common stock over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee holds the shares for more than two years after grant of the option and more than one year after exercise of the option, upon an optionee’s sale of his or her shares of common stock, any gain will be taxed to the optionee as capital gain. If the optionee disposes of his or her shares of common stock prior to the expiration of one or both of the above holding periods, the optionee generally will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of the common stock at the exercise date or the sale price of the common stock. Any gain recognized on such a disposition of the common stock in excess of the amount treated as ordinary income will be characterized as capital gain. The Company will generally be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to Sections 162(m) and 280G of the Code.

An optionee will not recognize any taxable income at the time the optionee is granted a nonqualified stock option. However, upon exercise of the option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the common stock over the exercise price, and we will be entitled to a corresponding deduction at the time of exercise, subject to Sections 162(m) and 280G of the Code. Upon an optionee’s sale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the common stock has been held for at least the applicable long-term capital gain period (currently more than one year).

Stock Appreciation Rights. Generally, stock appreciation rights will not be taxable to the participant at grant. Upon exercise of the stock appreciation right, the fair market value of the shares received, determined on the date of exercise, or the amount of cash received in lieu of shares, will be taxable to the participant as ordinary income in the year of such exercise. We will generally be entitled to a business expense deduction to the extent that the grantee recognizes ordinary income, subject to Sections 162(m) and 280G of the Code.

Restricted Stock. Generally, a participant will not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Code, until such time as the restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the participant will be taxed on the difference between the fair market value of the common stock and the amount the participant paid, if any, for such restricted stock.

However, the recipient of restricted stock under the Plan generally may make an election under Section 83(b) of the Code to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than the date or dates upon which the restricted stock is no longer subject to a substantial risk of forfeiture and the participant would otherwise be taxable under Section 83 of the Code. We will generally be entitled to a deduction at the time that the participant recognizes ordinary income, subject to Sections 162(m) and 280G of the Code.

Dividend Equivalents. A participant generally will not recognize taxable income at the time of the grant of dividend equivalents, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the grantee will recognize ordinary income, and we will be entitled to a corresponding deduction.

Restricted Stock Units. The participant generally will not recognize taxable income at the time of the grant of restricted stock units, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant will have ordinary income, and we will be entitled to a corresponding deduction. Restricted stock units may be subject to Section 409A of the Code, and the failure of any restricted stock unit that is subject to Section 409A of the Code to comply with Section 409A of the Code may result in taxable income to the grantee upon vesting (rather than at such time as the award is paid). Furthermore, an additional 20% penalty tax may be imposed under Section 409A of the Code, and certain interest penalties may apply.

Other Considerations

Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to Section 280G of the Code, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by us and are subject to an excise tax of 20% payable by the recipient. The Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act.

New Plan Benefits

The following New Plan Benefits table provides the relevant information with respect to grants made subject to shareholder approval.

New Plan Benefits

Fourth Amended and Restated 2001 Long-Term Incentive Plan

Name and Position	Dollar Value ($)	Number of Units
Pete Mangan – Chief Financial Officer (1)	266,400	120,000
Edward B. Collins – Director (2)	111,100	50,045
Kendal Cowan – Director (2)	111,100	50,045
Lori Holland – Director (2)	111,100	50,045
Marissa Peterson – Director (2)	111,100	50,045
Joel A. Smith III – Director (2)	111,100	50,045
William L. Smith – Director (2)	111,100	50,045
Harry Bosco – Director (2)	—	—
David Lee – Director (2)	—	—
Greg Dougherty – Chief Executive Officer	—	—
Jim Haynes – President, Integrated Photonics Business	—	—
Terry Unter – Chief Operating Officer	—	—
Yves LeMaitre – President, Optical Connectivity Business	—	—
Kate Rundle – Executive Vice President, General Counsel and Corporate Secretary	—	—
Alain Couder – Former Chairman of the Board and Chief Executive Officer	—	—
Jerry Turin – Former Chief Executive Officer	—	—
Executive Group	266,400	120,000
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

(1)	The Board authorized a future grant to Mr. Mangan on October 22, 2013, subject to approval of the Plan, of 60,000 shares of the restricted stock and stock options to purchase 60,000 shares of the Company’s common stock. The exercise price of the stock option grant shall be equal to the closing price of the Company’s common stock on the NASDAQ Global Market on the Grant Date. The value in the table above represents the number of shares multiplied by the closing price of our common stock on NASDAQ on November 25, 2013, which was $2.22 and using the same price as the exercise price for the stock options.

(2)	The Board authorized a future grant to each non-employee director on January 14, 2014, subject to approval of the Plan, the number of shares of restricted stock calculated by (a) dividing $100,000 by the average of the closing stock price for the 30 days ending on January 14, 2014 and (b) adding 5,000 shares to the number of shares derived for the calculation in (a) above. The value and the numbers of shares in the table above were calculated using the closing price of our common stock on NASDAQ on November 25, 2013, which was $2.22, instead of the average of the closing stock price for the 30 days ending on January 14, 2014.

With respect to future grants under the Plan, it is not possible to determine specific amounts and types of awards that may be awarded in the future, because the grant and actual settlement of awards will be discretionary.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

As of June 29, 2013, we maintained the Amended and Restated 2004 Stock Incentive Plan, the Bookham 1998 Equity Incentive Plan, the Avanex Corporation 1998 Stock Plan, the Avanex 1999 Director Option Plan and the Opnext 2001 Stock Incentive Plan. The following table summarizes our equity compensation plans as of June 29, 2013:

	Number of Securities to be Issued Upon Exercise of Outstanding Options and Vesting of Restricted Stock Units	Weighted-average Exercise Price of Outstanding Options (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,325,000	$9.36	7,578,000
Equity compensations plans not approved by security holders	—	—	—

	9,325,000	$9.36	7,578,000

(1)	The weighted-average exercise price does not take into account shares issuable upon the vesting of outstanding restricted stock unit awards, which have no exercise price. In connection with the acquisition of Opnext, outstanding options to purchase 10,119,340 shares of Opnext common stock were converted into options to purchase 4,250,011 shares of our common stock.

Recommendation of the Board of Directors

If our stockholders do not approve this proposal, the Third Amended and Restated 2001 Long-Term Stock Incentive Plan will remain in full force without giving effect to the changes proposed in the Fourth Amended and Restated version of the plan.

Our Board believes that the approval of the Fourth Amended and Restated 2001 Long-Term Stock Incentive Plan is in the best interest of Oclaro and our stockholders and, therefore, unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Our Board has adopted a policy to hold annual advisory votes on executive compensation. Our next advisory vote on the frequency of stockholder votes on executive compensation will take place at our 2017 annual meeting of stockholders.

We are asking our stockholders (pursuant to Section 14A of the Securities Exchange Act of 1934) to provide advisory approval of the compensation of our named executive officers, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement, beginning on page [•]. Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent, who are critical to our success. These programs link compensation to the achievement of pre-established corporate financial performance objectives and provide long-term incentive compensation that focuses our executives’ efforts on building stockholder value by aligning their interests with those of our stockholders. The following is a summary of some of the key points of our executive compensation program. We urge our stockholders to review the “Executive Compensation — Compensation Discussion and Analysis” section of this proxy statement and executive-related compensation tables for more information.

Fiscal Year 2013 Executive Compensation Decisions

As a result of the compensation committee’s review of our compensation programs and peer company data and best practices in the executive compensation area, and our ongoing commitment to strengthen the pay for performance aspects of our executive compensation program, for fiscal year 2013 the compensation committee recommended and our Board approved various decisions with respect to our executive compensation program to help ensure we are able to retain our key executive talent and remain competitive with our market peers while establishing a strong pay for performance culture. These decisions include the following:

•	base salary targeted at the 50th percentile of peer companies for fiscal year 2013;

•	short-term incentive pay targeted at the 50th percentile of peer companies with no increase in target participation levels for named executives in fiscal year 2013;

•	No short-term incentive awards were paid because performance for fiscal 2013 did not meet the threshold level;

•	variable pay performance goals based on several important short-term financial metrics with a double-trigger requirement;

•	payout levels for Mr. Dougherty, Mr. Couder, Mr. Unter, and Mr. Haynes capped at 200% of target under our variable pay program with no change in maximum payout levels for other named executives.

•	long-term incentive compensation comprised of one-half time-based restricted stock, and one-half performance-based restricted stock tied to our revenue position as compared to our peers;

•	new Employment Agreement for Mr. Dougherty; and

•	new two-year Amended and Restated Employment Agreement and subsequent Retirement, Severance and Release of Claims agreement for Mr. Couder in which he was eligible to receive substantially the same payments and benefits as set forth in the Amended and Restated Employment Agreement.

Board Recommendation

The Board believes that the information provided above and within the “Executive Compensation” section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The following resolution is submitted for a stockholder vote at the annual meeting:

RESOLVED, that the stockholders of Oclaro approve, on an advisory basis, the compensation of Oclaro’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on Oclaro, our compensation committee or the Board. Although non-binding, the vote will provide information to our compensation committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the compensation committee will be able to consider when determining executive compensation for the years to come.

The Board believes that the approval, on an advisory basis, of the compensation of our named executive officers is in the best interests of Oclaro and our stockholders and, therefore, unanimously recommends a vote “FOR” Proposal 3.

PROPOSAL 4

RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has selected Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2014, subject to ratification by our stockholders at the Annual Meeting. If our stockholders do not ratify the selection of Grant Thornton LLP, our audit committee will reconsider the matter. A representative of Grant Thornton LLP, which has served as our independent registered public accounting firm since February 11, 2008, is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires. Even if the selection of Grant Thornton LLP is ratified, our audit committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of Oclaro and our stockholders.

Board Recommendation

The Board believes that the selection of Grant Thornton LLP as independent auditor for the fiscal year ending June 28, 2014 is in the best interests of Oclaro and our stockholders and, therefore, unanimously recommends a vote “FOR” Proposal 4.

AUDIT MATTERS

Principal Accounting Fees and Services

The following table summarizes the fees of Grant Thornton LLP, our independent registered accounting firm, for the fiscal years ended June 29, 2013 and June 30, 2012. For the fiscal year ended June 29, 2013 audit fees include an estimate of amounts not yet billed by Grant Thornton LLP.

	Fiscal Year Ended
Fee Category	June 29, 2013	June 30, 2012
	(Thousands)
Audit fees (1)	$2,900	$1,900
Audit-related fees (2)	80	111
Tax fees	—	—
All other fees	—	—

Total fees	$2,980	$2,011

(1)	Audit fees consist of fees for the audit of our consolidated financial statements, the audit of our internal control over financial reporting, the review of our interim consolidated financial statements included in our quarterly reports, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our consolidated financial statements and which are not reported under “Audit Fees.” These services primarily relate to due diligence related to accounting consultations and audits in connection with acquisitions, services in connection with the filing of registration statements with the Commission, and consultations concerning internal controls, financial accounting and reporting standards.

AUDIT COMMITTEE REPORT

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended June 29, 2013 and has discussed these consolidated financial statements with our management and independent registered public accounting firm.

The audit committee has also received from, and discussed with, Grant Thornton LLP, our independent registered public accounting firm, various communications that our independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board Rule 3200T.

Our independent registered public accounting firm also provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The audit committee has discussed with the independent registered public accounting firm its independence from Oclaro.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the Board that the audited consolidated financial statements be included in Oclaro’s Annual Report on Form 10-K for the fiscal year ended June 29, 2013.

By the audit committee of the Board of Directors of Oclaro, Inc.

Lori Holland, Chairman

Edward Collins

Kendall Cowan

Pre-Approval Policies and Procedures

The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. Our policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such preapproval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The audit committee may delegate to each individual member of the audit committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.

PROPOSAL 5

STOCKHOLDER PROPOSAL

Thomas Soares, 22640 Amberjack Square, Ashburn, Virginia 20148, the beneficial owner of more than $2,000 of our common stock, has notified us that he intends to present a proposal at the Annual Meeting. The Stockholder Proposal is set forth below. We accept no responsibility for the accuracy of the proposal or the proponent’s supporting statement.

RESOLVED, that Oclaro, Inc. limit executive base salary to $250,000 per officer, and convert any current base salary above that amount to restricted stock, at a share price equal to the split-adjusted 52-week high for the 2012 calendar year. Cash will be paid in-lieu of fractional shares.

Stockholder Supporting Statement

Currently, Oclaro share price has seen a precipitous decline in share price since 2011. In order to more strongly encourage officers to take the necessary corrective actions, there needs to be a stronger tie between executive compensation and share price. Converting any current base salary above $250,000 to stock compensation at a share price equal to the previously year’s 52-week high will require the current value of the stock to reach that price in order for officers to maintain equivalent levels of base salary compensation.

In other words, if the stock remains below those levels, they will make less compensation than in previous years, and if they can exceed those levels, they will be justly rewarded with higher compensation.

As an example, consider a 52-week high of $5 for 2012 and a base salary of $575,000. The amount above $250,000 ($325,000) will be converted to 65,000 shares of restricted stock at $5 per share. If the current market value of the stock is $1.50, this compensation will only be valued at $97,000. Thus, there has been established a much stronger incentive to bring the stock price back to $5 or higher.

BOARD STATEMENT IN OPPOSITION TO PROPOSAL 5

The Board unanimously recommends a vote “AGAINST” Proposal 5.

The Board has considered this proposal and, for the reasons set forth below, believes that its adoption is not in the best interest of Oclaro or our stockholders:

•	The proposal is flawed in that its basic assumption is that there is not currently a strong enough incentive for the officers of the Company to take actions that would improve the Company’s performance, which would in turn result in an increase in the market price of our common stock.

•	Our current total executive compensation is designed to align executive pay and performance, in particular, rewarding executives for achievement of key financial/operational objectives that will drive stockholder value.

•	Adopting this proposal will add substantial risk to our ability to retain key executives and substantively and negatively impact our ability to recruit replacements, if required.

The underlying theses of this Stockholder Proposal are flawed.

The underlying theses of this Stockholder Proposal are that (i) there is not currently a sufficiently strong enough connection between our common stock price and executive compensation to provide incentive for our executives to take “necessary corrective action” and (ii) implementing the $250,000 cap on base salaries and converting current base salaries in excess of $250,000 into common stock as contemplated by the proposal will provide a stronger connection, which presumably will result in our executives taking actions they are not now taking to improve our performance, which will in turn result in a higher trading price for our common stock.

These theses are fundamentally flawed, and implementation of this Stockholder Proposal will make it less likely, not more likely, that we will be able to increase our revenue and return to profitability in the near or long term, which the Board believes are the two key metrics that will result in a higher market price for our common stock. This Stockholder Proposal also does not recognize our existing performance-based compensation program that rewards our executives upon improvements in our financial condition and performance. At our 2012 annual meeting, our executive compensation program received the overwhelming support of our stockholders who voted on the proposal.

The Company’s current compensation program ties overall executive compensation very tightly to various performance metrics that are fundamental to a higher market price for our common stock.

We set forth in detail in the Compensation Discussion and Analysis an overall explanation of our compensation philosophy and programs and will not repeat it here. We encourage stockholders to read the Compensation Discussion and Analysis in its entirety.

We currently employ six executives whose base salary for fiscal 2013 exceeded $250,000, excluding our Chief Executive Officer who was appointed on June 6, 2013. For each of those executives, the Compensation Committee approved a compensation package primarily consisting of the following elements: base salary, a “variable pay” cash component that was payable only if the Company achieved certain performance metrics including revenue and profitability targets, restricted stock grants that vested over time and restricted stock grants that vested only if we achieved certain performance metrics including revenue and profitability targets over varying time horizons. No increases in base salary have been made for fiscal 2014, with the primary focus of compensation on short and longer term incentives. The value of the restricted stock grants that vest over time varies directly with the market price of our common stock. The value of the restricted stock grants that vest based on our achievement of these financial performance metrics also varies directly with the market price of our common stock, and the variable pay earned by our executives is tied directly to our achievement of these financial performance metrics, the achievement of which would be expected to positively affect the market price of our common stock. Viewing the total compensation package for those six executives for fiscal 2013, the percentage of total available compensation that was connected (i) directly to the market price of our common stock or (ii) directly to performance metrics that, if achieved, would be expected to favorably impact that market price, was 28%, 32%, 26%, 30%, 32% and 28% for the six executives whose base salary exceeded $250,000.

The percentages above exclude “all other compensation” paid to these executives during fiscal 2013. We believe that this demonstrates that there is a very strong connection between executive compensation and the market price of our common stock. We do not believe that implementing this Stockholder Proposal would make the connection any stronger.

The Proposal will negatively impact our ability to retain and/or attract talented executives who can deliver against our near and long term goals.

This Stockholder Proposal assumes that if it is implemented, the supposed stronger tie between executive compensation and share price will result in our executives taking actions that they are not now taking, and that those new actions will lead to a higher share price. This necessarily assumes that either (i) our current executives whose base salaries exceed $250,000 will remain with the Company after the proposal is implemented if their current base salaries are reduced to $250,000 and that they will undertake some undefined “corrective action” that they are not now taking to improve the market price of our common stock, or (ii) if they do not remain with the Company, we will be able to recruit new executives at a base salary of $250,000 or less who can identify and implement those “corrective actions” that will lead to a higher stock price. We believe these assumptions are wrong, for the reasons described below.

Every year, we ask our compensation consultant, Compensia, to provide the Compensation Committee various compensation data, including base salaries, contingent cash compensation, equity awards and other compensation paid by other companies with which we compete. We generally seek to set base salaries at the 50th percentile of the relevant group of companies with whom we compete for talent. We believe that our current base salaries are generally at the 50th percentile, and are well within the market for companies in our industry. The $250,000 limit on base salaries contemplated by this Stockholder Proposal is below the 50th percentile for all of the executives whose base salaries exceed that amount, and in five cases it is substantially below the 50th percentile. Consequently, we believe that implementation of this Stockholder Proposal will cause our current executives to seek alternative employment or, at the least, to consider (and potentially accept) other employment offers as they receive them. We also believe implementation of this proposal will encourage other companies to actively recruit our executives. At a minimum, this will create some distraction with the additional material risk that some executives may choose to leave. Further, the $250,000 salary limit will put us at a competitive disadvantage in attracting talent and shrink the pool of available executives that we can recruit to replace any executives who choose to leave for other employment. We believe that implementation of this Stockholder Proposal will tend to promote churn in the ranks of our executives and hinder our ability to timely recruit executives with the talent necessary to lead us through the changes necessary to return us to profitability and revenue growth. Accordingly, we do not believe this is conducive to our long term success. In addition, to our knowledge, none of our competitors restrict base compensation in the manner set forth in this Stockholder Proposal.

Summary Conclusions

We understand that our stockholders are frustrated with our recent performance, and the resulting decline in the market price of our common stock. The Board and our executives are also frustrated and disappointed with the recent performance and market price of our common stock. The Board believes that under the new leadership of our recently appointed Chief Executive Officer, Mr. Dougherty, we are taking the necessary actions to restructure our operations to “right size” the Company’s expense structure, focus on the Company’s core strengths and return the Company to profitability and revenue growth.

We believe that the recent sales of our 980 pump and high power laser business and our amplifier business to II-VI Incorporated are important first steps to strengthen our balance sheet, reduce our indebtedness and raise cash to restructure our operations. We expect to continue that restructuring in the months to come.

The Board has considered this Stockholder Proposal carefully, and believes that implementation of the proposal would slow down, rather than accelerate, that restructuring and will ultimately be detrimental to the market price of our common stock and overall stockholder value.

Board Recommendation

The Board believes that the approval of this stockholder proposal is not in the best interests of Oclaro and our stockholders and, therefore, unanimously recommends a vote “AGAINST” Proposal 5.

PROPOSAL 6

STOCKHOLDER PROPOSAL

California State Teachers’ Retirement System, or CalSTRS, 100 Waterfront Place, MS-04, West Sacramento, California 95605-2807, the beneficial owner of more than $2,000 of our common stock, has notified us that it intends to present a proposal at the annual meeting. The Stockholder Proposal is set forth below. We accept no responsibility for the accuracy of the proposal or the proponent’s supporting statement.

BE IT RESOLVED:

That the shareholders of Oclaro, Inc. hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of directors nominees exceeds the number of board seats.

Stockholders Supporting Statement

In order to provide shareholders a meaningful role in director elections, the Company’s current director election standard should be changed from a plurality vote standard to a majority vote standard. The majority vote standard is the most appropriate voting standard for director elections where only board nominated candidates are on the ballot, and it will establish a challenging vote standard for board nominees to improve the performance of individual directors and entire boards. Under the Company’s current voting system, a nominee for the board can be elected with as little as a single affirmative vote, because “withheld” votes have no legal effect. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be re-elected and continue to serve as a representative for the shareholders.

In response to strong shareholder support a substantial number of the nation’s leading companies have adopted a majority vote standard in company bylaws or articles of incorporation. In fact, more than 80% of the companies in the S&P 500 have adopted majority voting for uncontested elections. We believe the Company needs to join the growing list of companies that have already adopted this standard.

CalSTRS is a long-term shareholder of the Company and we believe that accountability is of upmost importance. We believe the plurality vote standard currently in place at the Company completely disenfranchises shareholders and makes the shareholder’s role in director elections meaningless. Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase the directors’ accountability to the owners of the Company, its shareholders. In addition, those directors who receive the majority support from shareholders will know they have the backing of the very shareholders they represent. We therefore ask you to join us in requesting that the Board of directors promptly adopt the majority vote standard for director elections.

Please vote FOR this proposal.

Board Recommendation

The Board is not opposing this proposal and makes no voting recommendation to stockholders.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

If a stockholder intends to submit a proposal for inclusion in the proxy statement and proxy card for our 2014 annual meeting, the stockholder must follow the procedures outlined in Rule 14a-8 under the Exchange Act. We must receive any proposals intended for inclusion in the proxy statement at our principal executive offices, Oclaro, Inc., 2560 Junction Avenue, San Jose, California 95134, Attention: Corporate Secretary, no later than August 5, 2014. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If a stockholder wishes to present a proposal at the 2014 annual meeting, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, the stockholder must also give written notice to us at the address noted above. Our By-laws specify the information that must be included in any such notice, including (1) a brief description of the business desired to be brought before the annual meeting, the text relating to the business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our By-laws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on our books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (3) the class and number of shares of stock which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (4) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (6) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such proposal. Generally, we must receive this notice at least 90 days, but not more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. However, if the 2014 annual meeting is scheduled to be held 20 days before or 60 days after the first anniversary of the preceding year’s annual meeting, the notice must be received no earlier than the 120th day prior to the 2014 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2014 annual meeting and (2) the 10th day following the date on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made, whichever occurs first. The adjournment or postponement of the 2014 annual meeting (or the public announcement thereof) will not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. If the stockholder fails to provide timely notice of a proposal to be presented at the 2013 annual meeting, the proposal will be untimely, the chairman of the meeting may exclude the proposal from being brought before the meeting and the proxies designated by the Board will have discretionary authority to vote on such proposal should it be allowed to come before the meeting.

HOUSEHOLDING OF PROXY STATEMENT

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or 2013 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of our 2013 Annual Report and/or proxy statement to you if you write or call us at the following address or phone number: Oclaro, Inc., 2560 Junction Avenue, San Jose, California 95134, Attention: Stock Administrator, (408) 383-1400. If you would like to receive separate copies of the 2012 Annual Report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

FINANCIAL STATEMENTS AVAILABLE; INCORPORATION BY REFERENCE

A copy of our Annual Report on Form 10-K for the fiscal year ended June 29, 2013, containing our audited consolidated financial statements for the fiscal year ended June 29, 2013, accompanies this proxy statement, but is not part of our soliciting materials. To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report” or “Compensation Committee Report” to the extent permitted by the rules of the Commission will not be deemed incorporated, unless specifically provided otherwise in such filing.

OTHER MATTERS

The Board knows of no business that will be presented for consideration at the Annual Meeting other than that described above. Under our By-laws, the deadline for stockholders to notify us of any proposals or director nominations to be presented at the Annual Meeting has passed. However, if any other business should come before the Annual Meeting, including consideration of a motion to adjourn the Annual Meeting to another time or place (including for the purpose of soliciting additional proxies), it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution. We have engaged Mackenzie Partners, Inc. to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $20,000 in the aggregate.

This proxy statement contains statements regarding future individual and Company performance targets and Company goals. These targets and Company goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

We encourage you to attend the Annual Meeting in person. However, in order to make sure that you are represented at the Annual Meeting, we urge you to vote your shares over the Internet or by telephone as provided in the instructions on the proxy card, or complete, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Stockholders who attend the Annual Meeting may vote their stock personally even though they have sent in their proxies.

By order of the Board of Directors,

/s/ Marissa Peterson
Marissa Peterson
Chair of the Board of Directors

November 26, 2013

San Jose, California

ANNEX A

Oclaro, Inc.

Fourth Amended and Restated

2001 Long-Term Stock Incentive Plan

This Plan is hereby amended and restated as of July 23, 2013 to revise certain terms of the Plan to broaden the application of the Plan. Effective as of the same date, this Plan shall be renamed the “Oclaro, Inc. Fourth Amended and Restated 2001 Long-Term Stock Incentive Plan” (the “Plan”). This Plan amends and restates in its entirety the Oclaro, Inc. (Opnext, Inc.) Third Amended and Restated 2001 Long-Term Stock Incentive Plan, which was last amended and restated, effective July 23, 2012, to reflect its adoption by Oclaro, Inc. (the “Company”) pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated as of March 26, 2012, by and among Oclaro, Inc., Tahoe Acquisition Sub, Inc., and Opnext, Inc., and to reflect changes to certain non-material terms of the Plan.

SECTION 1. Purpose. The purposes of this Oclaro Inc. Fourth Amended and Restated 2001 Long-Term Stock Incentive Plan are to (i) attract and retain exceptional officers and other key employees, consultants and directors; (ii) motivate such individuals by means of performance-related incentives to achieve long range performance goals and (iii) enable such individuals to participate in the long-term growth and financial success of the Company.

SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by, or controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” means and includes each of the following:

For Awards granted prior to July 23, 2012:

(i) A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, Hitachi, Ltd., an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described herein) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(a) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(b) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv) The Company’s stockholders approve a liquidation or dissolution of the Company.

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For Awards granted on or after July 23, 2012: an event or occurrence set forth in any one or more of subsections (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

(i) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (any such individual, entity or group, a “person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such “person” beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) fifty percent (50%) or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the “person” exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A) and (B) of subsection (b)(iii) below;

(ii) Such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (A) who was a member of the Board on the date of the execution of this Agreement or (B) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

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(iii) The consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (B) no “person” (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, thirty percent (30%) or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For all Awards, whether granted prior to, on or after July 23, 2012, the Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean either (i) the Board or (ii) a committee of the Board designated by the Board to administer the Plan.

“Company” shall mean Oclaro, Inc., together with any successor thereto.

“Covered Employee” means an employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

“Director Award Election” shall have the meaning set forth in Section 8(f).

“Effective Date” shall have the meaning set forth in Section 14.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” means, as of any given date, (a) if the Shares are traded on an exchange, the closing price of a Share as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if the Shares are not traded on an exchange but are quoted on a quotation system, the mean between the closing representative bid and asked prices for a Share on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if the Shares are not publicly traded, the fair market value established by the Committee acting in good faith.

“Incentive Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Independent Director” means a member of the Board who is not an employee of the Company.

“Independent Director Grant” shall mean and include, for Awards prior to July 23, 2012, any of an Initial Grant, Pro Rata Grant, December 2007 Grant, or Annual Grant as set forth in Section 8(e) of the Plan.

“Newly Elected Director” shall have the meaning set forth in Section 8(f).

“Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

“Non-Qualified Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Stock-Based Award” shall mean any right granted under Section 9 of the Plan.

“Participant” shall mean any officer or other key employee, consultant or director of the Company or its Subsidiaries eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.

“Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Section 9(c) hereof, but which is subject to the terms and conditions set forth in Section 10 hereof. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

“Performance Bonus Award” has the meaning set forth in Section 9(c) hereof.

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“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: (i) pre-tax income or after-tax income, adjusted or pro forma net income; (ii) earnings including operating income, net operating income, earnings before or after taxes, earnings before or after interest, and/or earnings before or after bonus, depreciation, amortization, and/or extraordinary or special items or earnings before interest, taxes and bonus; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital or average operating working capital or average operating working capital to sales (average operating working capital divided by sales); (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to mergers and acquisitions, divestitures, joint ventures or similar transactions and integration of acquired companies and (xviii) operational criteria, consisting of one of more of objectives based on yield improvement, scrape reduction and cycle time reductions, any of which may be measured either in absolute terms, by comparison to comparable performance in an earlier period or periods, or as compared to results of a peer group, industry index, or other company or companies. Such Performance Criteria: (A) may vary by Participant and may be different for different Awards; (B) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (C) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). The Committee may specify that such Performance Criteria shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) charges for restructuring and rationalization programs, (vi) non-cash compensation expense from stock compensation and (vii) one-time charges or credits. The Performance Criteria may include a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be paid and a maximum level of performance above which no additional payment will be made. Awards that are not intended to be Qualified Performance-Based Compensation may be based on these or such other performance measures as the Board may determine. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

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“Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

“Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Plan” shall mean this Oclaro, Inc. Fourth Amended and Restated 2001 Long-Term Stock Incentive Plan, as amended from time to time.

“Public Trading Date” means the first date upon which a Share is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

“Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

“Restricted Stock” shall mean any Share granted under Section 8 of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan.

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“Shares” shall mean shares of common stock of the Company, par value $.01 per share, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 13(b).

“Stock Appreciation Right” or “SAR” shall mean any right granted under Section 7 of the Plan to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the grant price of the SAR as set forth in the applicable Award Agreement.

“Subsidiary” shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

“Substitute Awards” shall have the meaning specified in Section 4(e).

SECTION 3. Administration.

(a) Committee. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of the NASDAQ Global Market (or other principal securities market on which Shares are traded). Notwithstanding the foregoing: the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

(b) Governance of the Committee. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in Section 3(a) or otherwise provided in the charter of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

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(c) Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer or reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

(e) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

SECTION 4. Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 13, the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 10,779,709. Full value awards granted under the Plan, after the Effective Date, shall count as 1.25 Shares for purposes of the share limits under the Plan. Any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder (and for the avoidance of doubt, after the Effective Date, any Shares covered by full value awards shall be returned to the Plan as 1.25 Shares for purposes of the share limits under the Plan).

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(b) Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13, the maximum number of Shares with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 1,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) or any other Award which is not denominated in Shares or otherwise for which the foregoing limitation would not be an effective limitation shall be $1,500,000.

(c) Limitation for Incentive Stock Options. Notwithstanding anything in this Section 4 or elsewhere in this Plan to the contrary and subject to adjustment as provided in Section 13 of this Plan, the aggregate number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 10,779,709 Shares.

(d) No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or exercise price of any Award.

(e) Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

(f) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. Eligibility and Participation.

(a) Eligibility. Any officer or other key employee, consultant or director of the Company or any of its Subsidiaries shall be eligible to be designated a Participant under the Plan.

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(b) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees, consultants or Independent Directors, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which such employees, consultants or Independent Directors outside the United States are eligible to participate in the Plan, subject to Section 5(a) above; (iii) modify the terms and conditions of any Award granted to such employees, consultants or Independent Directors outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 4(a) and 4(b) of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

SECTION 6. Stock Options.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option, which terms shall be set forth in the applicable Award Agreement. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. Incentive Stock Options may only be granted to employees of the Company or employees of any “parent corporation” or “subsidiary corporation” thereof (within the meaning of Sections 424(e) and (f), respectively, of the Code), and the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

(b) Exercise Price. The exercise price per Share subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

(c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d) Term of Options. The Committee shall determine the term of each Option; provided that such term shall not exceed ten years.

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(e) Payment.

(i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor and any related tax is received by the Company. Such payment may be made in cash or its equivalent, or, with the consent of the Committee (x) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest) or (y) at any time that the Shares are publicly traded on a nationally recognized stock exchange, through delivery of irrevocable instructions to a broker (as selected or approved by the Committee) to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (z) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price. Notwithstanding any other provision of the Plan to the contrary, after the Public Trading Date, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(ii) Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

(f) Incentive Stock Options. The terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the other requirements of this Section 6, must comply with the provisions of this Section 6(f).

(i) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(ii) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

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(iii) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

SECTION 7. Stock Appreciation Rights.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof, which terms shall be set forth in the applicable Award Agreement. Notwithstanding the foregoing, in no event shall the per share grant price of a Stock Appreciation Right be less than 100% of the Fair Market Value of a Share on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time.

(b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over (B) the per Share grant price of the Stock Appreciation Right and (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

(c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

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SECTION 8. Restricted Stock and Restricted Stock Units.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards, which terms shall be set forth in the applicable Award Agreement.

(b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant’s legal representative.

(c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid to the Participant in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Shares of Restricted Stock pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

(d) Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Restricted Stock or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a Share on the date of grant, unless otherwise permitted by applicable state law.

(e) Independent Director Grants. For Awards granted prior to July 23, 2012, subsections (i) through (iv) shall apply:

(i) Newly Elected Independent Directors – Initial Grant. Each individual who is newly elected as an Independent Director (a “Newly Elected Independent Director”) shall, on the date on which such individual initially becomes an Independent Director (the “Initial Grant Date”), automatically be granted a number of Restricted Stock Units equal to the quotient obtained by dividing (x) $35,000 by (y) the Fair Market Value of a Share on the Initial Grant Date (the “Initial Grant”). Subject to the Independent Director’s continued service with the Company, each Initial Grant shall vest in full on the one-year anniversary of the Initial Grant Date.

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(ii) Existing Independent Directors Initially Elected in Connection with Initial Public Offering. Each individual who was initially elected as an Independent Director during the period commencing on February 1, 2007 and ending on December 12, 2007, shall on December 12, 2007, automatically be granted 3,193 Restricted Stock Units (the “December 2007 Grant”). Subject to the Independent Director’s continued service with the Company, each December 2007 Grant shall vest in full on the one-year anniversary of the date of grant.

(iii) Annual Grants. On the date of each annual meeting of stockholders of the Company, each individual who becomes an Independent Director at such annual meeting and each individual who otherwise continues to be an Independent Director immediately following such meeting shall automatically be granted a number of Restricted Stock Units equal to the quotient obtained by dividing (x) $35,000 by (y) the Fair Market Value of a Share on the date of such meeting (the “Annual Grant”). Subject to the Independent Director’s continued service with the Company, each Annual Grant shall vest in full on the one-year anniversary of the date of grant. For purposes of clarification, a Newly Elected Independent Director who becomes an Independent Director at an annual meeting of stockholders of the Company shall receive both an Initial Grant and an Annual Grant (but not a Pro Rata Grant (as defined below)) on the date of such annual meeting of stockholders. A Newly Elected Independent Director who is initially elected at an annual meeting of stockholders of the Company but who does not become an Independent Director on the date of such annual meeting shall receive both an Initial Grant and a Pro Rata Grant (but not an Annual Grant) on the date on which he or she initially becomes an Independent Director.

(iv) Newly Elected Independent Directors – Pro Rata Grant. In the event that a Newly Elected Independent Director first becomes an Independent Director on a date other than the date of an annual meeting of stockholders of the Company, then, in addition to such Independent Director’s Initial Grant, such individual shall automatically be granted on the Initial Grant Date a number of Restricted Stock Units equal to the product of (A) the quotient obtained by dividing (x) $35,000 by (y) the Fair Market Value of a Share on the Initial Grant Date, multiplied by (B) the quotient obtained by dividing (x) 365 minus the number of days that have elapsed from the immediately preceding annual meeting of stockholders of the Company to the Initial Grant Date, by (y) 365 (the “Pro Rata Grant”). Subject to the Independent Director’s continued service with the Company, each Pro Rata Grant shall vest in full on the one-year anniversary of the immediately preceding annual meeting of stockholders of the Company.

For Awards granted on or after July 23, 2012 the type and number of Awards shall be determined by the Board from time to time.

(f) Timing of Payment for Independent Director Grants. Prior to July 23, 2012, each Independent Director Grant of Restricted Stock Units shall provide that the cash, Shares or other securities or property payable in respect of the vested Restricted Stock Units shall be paid to the Independent Director upon the earliest to occur of (i) a “change in control event” (within the meaning of Section 409A of the Code), (ii) such director’s “separation from service” from the Company (within the meaning of Section 409A of the Code), and (iii) such director’s death; provided, however, that no such payment shall be made to an Independent Director during the 6-month period following such Independent Director’s separation from service if such Independent Director is a “specified employee” at the time of such separation from service (as determined by the Company in accordance with Section 409A of the Code) and the Company determines that paying such amounts at the time or times set forth in this subsection (f) would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first day following the end of such 6-month period, the Company shall pay the Independent Director the cumulative payments that would have otherwise been payable to the Independent Director during such 6-month period

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(g) Effect of Termination of Service. Prior to July 23, 2012, to the extent otherwise eligible, members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board shall receive a Pro Rata Grant on the date of such individual’s retirement from employment and shall, subject to his or her continued directorship, receive an Annual Grant at each annual meeting of stockholders after his or her retirement from employment with the Company, but shall not receive an Initial Grant.

(h) Independent Director Grant Compliance with Section 409A. Any Independent Director Grant that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code shall satisfy the requirements of Section 409A of the Code and this Section 8, to the extent applicable. The Award Agreement with respect to such Award shall incorporate the terms and conditions required by Section 409A of the Code and this Section 8. Without limiting the generality of the foregoing, the time or schedule of any distribution or payment of any cash, Shares or other securities or property payable in respect of vested Restricted Stock Units subject to Section 409A of the Code shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

SECTION 9. Other Stock-Based Awards.

(a) General. The Committee shall have authority to grant to Participants an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Sections 6 through 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

(b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 9 or as an Award granted pursuant to Sections 6 through 8 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

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(c) Performance Bonus Awards. Any Participant selected by the Committee may be granted a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee may be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Section 10.

(d) Form of Payment. Payments with respect to any Awards granted under this Section 9 shall be made in cash, in Shares or a combination of both, as determined by the Committee.

SECTION 10. Performance-Based Awards.

(a) Purpose. The purpose of this Section 10 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Sections 8 and 9 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Section 10 shall control over any contrary provision contained in 8 and 9; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 10.

(b) Applicability. This Section 10 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c) Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Section 8 or 9 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

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(d) Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(e) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

SECTION 11. Amendment and Termination.

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; provided, however, that (i) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (ii) stockholder approval shall be required for any amendment to the Plan that (A) increases the number of shares available under the Plan (other than any adjustment as provided by Section 13), (B) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant; (C) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant; or (D) prior to any grants of Incentive Stock Options or Qualified Performance Based Compensation after July 23, 2012.

(b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

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(c) Prohibition on Repricing. Subject to Section 13, neither the Board nor the Committee may, without the approval of the Company’s stockholders, take any action with respect to Awards that would constitute a “repricing” within the meaning of the rules and listing standards of The Nasdaq Stock Market (or such other principal national securities market or exchange on which the Shares are then listed).

SECTION 12. General Provisions.

(a) Nontransferability.

(i) Each Award, and each right under any Award, shall be exercisable only by the Participant, except that upon death or disability of a Participant, if permissible under applicable law, it shall be exercisable by the Participant’s legal guardian or representative.

(ii) Unless otherwise specified in an Award Agreement, no Award may be transferred or assigned by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported transfer or assignment shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute a transfer or assignment.

(b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

(c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d) Withholding.

(i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

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(ii) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Award a number of Shares with a Fair Market Value equal to such withholding liability. Notwithstanding any other provision of the Plan, the number of Shares which may be withheld with respect to the issuance, vesting, exercise or payment of any Award in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

(iii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Award pursuant to Section 11(a) of the Plan, the transferee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Award by such transferee.

(e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

(f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or any other written agreement between such Participant and the Company.

(h) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

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(i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws: (i) the State of New York, without regard to principles of conflicts of laws for all Awards granted prior to July 23, 2012; and (ii) the State of Delaware, without regard to principles of conflicts of laws for all Awards granted on or after July 23, 2012.

(j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

(l) Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

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(m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(p) Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

SECTION 13. Changes in Capital Structure and Corporate Transactions.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the Share price, the Committee shall make proportionate adjustments to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a), 4(b) and 4(c)); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of a Change in Control or any transaction or event described in Section 13(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

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(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) Acceleration Upon a Change in Control. Notwithstanding the foregoing, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

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SECTION 14. Effective and Expiration Date.

(a) Effective Date. This Oclaro, Inc. Fourth Amended and Restated 2001 Long-Term Stock Incentive Plan shall be effective as of July 23, 2013 (the “Effective Date”).

(b) Expiration Date. This Oclaro, Inc. Fourth Amended and Restated 2001 Long-Term Stock Incentive Plan will expire on, and no Award may be granted pursuant to this Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of such date shall remain in force according to the terms of this Plan and the applicable Award Agreement. This fourth amended and restated version of the Plan will be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant awards pursuant to this fourth amended and restated version of this Plan; provided, however, that: (a) no Shares may be issued for Awards granted pursuant to this fourth amended and restated version of this Plan prior to stockholder approval of this fourth amended and restated version of this Plan; (b) no Options granted pursuant to this fourth amended and restated version of this Plan shall be exercised prior to the time that this fourth amended and restated version of this Plan has been approved by the stockholders of the Company; and (c) in the event that stockholder approval is not obtained for this fourth amended and restated version of this Plan within the time period provided herein, all Awards granted thereunder shall be canceled.

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VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. OCLARO, INC. Attn: Stockholder Administration ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 2560 JUNCTION AVENUE If you would like to reduce the costs incurred by Oclaro, Inc. in mailing proxy SAN JOSE, CA 95134 materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet 1 Investor Address Line 1 and, when prompted, indicate that you agree to receive or access proxy materials Investor Address Line 2 electronically in future years. Investor Address Line 3 1 1 OF Investor Address Line 4 VOTE BY PHONE—1-800-690-6903 Investor Address Line 5 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample P.M. Eastern Time the day before the cut-off date or meeting date. Have your 1234 ANYWHERE STREET 2 proxy card in hand when you call and then follow the instructions. ANY CITY, ON A1A 1A1 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # ? 000000000000 NAME THE COMPANY NAME INC.—COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Kendall Cowan 02 Joel A. Smith III The Board of Directors recommends you vote FOR The Board of Directors does not have a proposals 2, 3 and 4. For Against Abstain recommendation for Proposal 6. For Against Abstain 2 To approve the Fourth Amended and Restated 2001 0 0 0 6 Stockholder Proposal (director election by 0 0 0 Long-Term Stock Incentive Plan. majority vote). 3 To conduct an advisory vote on the compensation 0 0 0 NOTE: Such other business as may properly come of our named executive officers. before the meeting or any adjournment thereof. 4 To ratify the selection of Grand Thorton LLP as 0 0 0 our independent registered public accounting firm for the current fiscal year. The Board of Directors recommends you vote AGAINST Proposal 5. For Against Abstain 5 Stockholder Proposal (limiting executive cash 0 0 0 compensation). 51160 For address change/comments, mark here. 0 . (see reverse for instructions) Yes No . 0 . 0 Please indicate if you plan to attend this meeting 0 0 R1 _ 1 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 0000188467 SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . OCLARO, INC. Annual Meeting of Stockholders January 14, 2014 8:00 am, pacific time This proxy is solicited by the Board of Directors of Oclaro, Inc. (the “Company”) The undersigned, having received notice of the annual meeting of stockholders and the proxy statement thereof and revoking all prior proxies, hereby appoints Greg Dougherty, Kate Rundle, and Peter Mangan(each with full power of substitution), as proxies of the undersigned, to attend the annual meeting of stockholders of the Company to be held on January 14, 2014 at the Company’s headquarters, 2560 Junction Avenue, San Jose, California, and any adjourned or postponed session thereof, and vote and act as indicated upon the matters on the reverse side in respect of all shares of common stock which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present. Attendance of the undersigned at the annual meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicate(s) the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.Unless voting these shares by the Internet or telephone, please vote, date and sign on the reverse side and return promptly in the enclosed postage pre-paid envelope. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. R1.0.0.51160 Address change/comments: 2 _ 0000188467 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side